                                  EXHIBIT 10.2

        LEASE AGREEMENT AS OF AUGUST 12, 2003 BETWEEN ORLANDO CORPORATION

         AND THE CHILDREN'S PLACE (CANADA), LP. TOGETHER WITH, INDEMNITY

         AGREEMENT AS OF AUGUST 12, 2003 BETWEEN THE COMPANY AND ORLANDO

      CORPORATION. TOGETHER WITH, SURRENDER OF LEASE AS OF AUGUST 12, 2003

      BETWEEN THE COMPANY AND ORLANDO CORPORATION AND ORION PROPERTIES LTD.

                                    DATED:                 August 12, 2003
                                    --------------------------------------------


                                                    B E T W E E N:


                                                  ORLANDO CORPORATION

                                                       - and -


                                           THE CHILDREN'S PLACE (CANADA), LP



                                    --------------------------------------------

                                                         LEASE

                                                Regarding 6040 Cantay Road
                                                   Mississauga, Ontario

                                    --------------------------------------------

                               ORLANDO CORPORATION

                                INDUSTRIAL LEASE

                                TABLE OF CONTENTS


                                                                                                                SECTION

                                               ARTICLE I - DEMISE AND TERM
Premises..................................................................................................        1.01
Term......................................................................................................        1.02
Early Access..............................................................................................        1.03
Options to Extend.........................................................................................        1.04
Acceptance of Premises....................................................................................        1.05
Quiet Enjoyment...........................................................................................        1.06



                                                    ARTICLE II - RENT

Intent of Lease...........................................................................................        2.01
Basic Rent................................................................................................        2.02
Calculation of Basic Rent.................................................................................        2.03
Additional Rent...........................................................................................        2.04
Deposit...................................................................................................        2.05
Payments to Landlord......................................................................................        2.06
Overdue Rent..............................................................................................        2.07
Set-Off...................................................................................................        2.08
Review of Tenant's Financial Statements...................................................................        2.09
Pre-Authorized Bank Debit.................................................................................        2.10



                                                   ARTICLE III - TAXES

Taxes Payable by Tenant...................................................................................        3.01
Payment of Taxes..........................................................................................        3.02
Appeal of Assessment .....................................................................................        3.03
Separate Assessment.......................................................................................        3.04


                                           ARTICLE IV - HEATING AND UTILITIES

Utility Charges...........................................................................................        4.01
Heating...................................................................................................        4.02
Service Contracts.........................................................................................        4.03



                                           ARTICLE V - MAINTENANCE AND REPAIR

Maintenance, Repairs and Replacements.....................................................................        5.01
View and Repair ..........................................................................................        5.02
Alterations...............................................................................................        5.03
Removal of Fixtures and Improvements......................................................................        5.04
Construction Liens........................................................................................        5.05
Landlord to Maintain and Repair...........................................................................        5.06
Repairs on Termination....................................................................................        5.07



                                          ARTICLE VI - ASSIGNING AND SUBLETTING

Assigning or Subletting...................................................................................        6.01
Change of Control.........................................................................................        6.02
Sublet of Part of Premises................................................................................        6.03
Excess Rent...............................................................................................        6.04
Mortgage of Leasehold.....................................................................................        6.05
Advertising Premises......................................................................................        6.06
Disposition by Landlord...................................................................................        6.07

                                                                                                                SECTION

                                                    ARTICLE VII - USE
Use of Leased Premises....................................................................................        7.01
Observance of Law.........................................................................................        7.02
Waste and Nuisance........................................................................................        7.03
Signs.....................................................................................................        7.04
Outside Storage...........................................................................................        7.05
Overloading Floors........................................................................................        7.06
Parking...................................................................................................        7.07


                                         ARTICLE VIII - INSURANCE AND INDEMNITY

Tenant's Insurance........................................................................................        8.01
Landlord's Insurance......................................................................................        8.02
Limit of Landlord's Liability.............................................................................        8.03
Limit of Tenant's Liability...............................................................................        8.04
Indemnity ................................................................................................        8.05



                                           ARTICLE IX - DAMAGE AND DESTRUCTION

Abatement of Rent.........................................................................................        9.01
Termination...............................................................................................        9.02



                                                   ARTICLE X - DEFAULT

Events of Default.........................................................................................       10.01
Right of Re-entry.........................................................................................       10.02
Reletting ................................................................................................       10.03
Distress..................................................................................................       10.04
Right of Landlord to Cure Defaults........................................................................       10.05
Remedies Not Exclusive....................................................................................       10.06
Non-Waiver ...............................................................................................       10.07
Recovery of Adjustments...................................................................................       10.08



                                      ARTICLE XI - SUBORDINATION AND ACKNOWLEDGEMENTS

Mortgages.................................................................................................       11.01
Certificates..............................................................................................       11.02



                                             ARTICLE XII - ACCESS BY LANDLORD

Entry by Landlord.........................................................................................       12.01
Exhibiting Leased Premises................................................................................       12.02


                                                                                                                SECTION

                                               ARTICLE XIII - MISCELLANEOUS
Notice....................................................................................................       13.01
Registration .............................................................................................       13.02
Planning Act .............................................................................................       13.03
Obligations as Covenant...................................................................................       13.04
Severability..............................................................................................       13.05
Overholding ..............................................................................................       13.06
Unavoidable Delays........................................................................................       13.07
Evidence of Payments......................................................................................       13.08
Lien .....................................................................................................       13.09
Time of Essence...........................................................................................       13.10
Law ......................................................................................................       13.11
Captions/Headings.........................................................................................       13.12
Joint And Several Liability...............................................................................       13.13
Tenant Partnership........................................................................................       13.14
Environmental Assessments.................................................................................       13.15
Environmental Matters.....................................................................................       13.16
Easements.................................................................................................       13.17
Entire Agreement .........................................................................................       13.18
Effect Of Lease...........................................................................................       13.19



                                    SCHEDULES

SCHEDULE "A" - Description of Lands
SCHEDULE "A-1" - Site Plan
SCHEDULE "B" - Definitions
SCHEDULE "C" - Exterior Maintenance/Repair Work
SCHEDULE "D" - Landlord's Work

         THIS INDENTURE dated the 12th day of August, 2003,


BETWEEN:

                               ORLANDO CORPORATION
                      (Hereinafter called the "LANDLORD"),

                               OF THE FIRST PART;


                                    -- and --

                        THE CHILDREN'S PLACE (CANADA), LP
               BY TCP INVESTMENT CANADA II CORP., GENERAL PARTNER
                       (Hereinafter called the "TENANT"),

                               OF THE SECOND PART;


                           ARTICLE I - DEMISE AND TERM

PREMISES

  1.01 WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant and the Tenant leases from the Landlord, the Leased Premises.

TERM

  1.02 To have and to hold the  Leased  Premises  for and during the term of ten
(10) years commencing on the Commencement Date.

The Commencement Date shall be thirty (30) days following the date that the Landlord notifies the Tenant that the Landlord's Work as set out in Schedule "D" of this Lease is substantially complete, as certified by the Landlord's Architect. The date of substantial completion is currently estimated to be on or about March 1, 2004.

EARLY ACCESS

  1.03 Provided that: (i) the Tenant has delivered to the Landlord this Lease duly executed in form acceptable to the Landlord; and (ii) the Tenant has delivered to the Landlord the deposit as set out in Section 2.05 of this Lease, the Tenant shall be entitled to have early access ("Early Access") to the Leased Premises for the period which is thirty (30) days following the date that the Landlord notifies the Tenant that the Landlord's Work is substantially complete (the "Early Access Period") in order for the Tenant to set up its distribution equipment and racking in the Leased Premises. Upon taking such Early Access of all or any part of the Leased Premises, the Tenant shall observe and perform all of the Tenant's covenants and obligations set out in this Lease except that Basic Rent and Additional Rent shall not be payable by the Tenant during the Early Access Period.

OPTIONS TO EXTEND

  1.04 If the Tenant is not then in default under this Lease and has not been in material default beyond applicable notice and cure periods and further provided that the Tenant has not been late in the payment of Rent hereunder on more than two occasions in any twelve consecutive month period, then the Tenant shall have two (2) options to extend this Lease for further terms of five (5) years each upon the same terms and conditions contained in this Lease except:

         (a) There shall be no Landlord's Work, Early Access, cap on Capital Tax (Section 3.01 (d), cap on Exterior Maintenance/Repair Work (Section 5.06 (a), or cap on Landlord's Insurance (Section 8.02);

         (b) There shall be no further option to extend the Lease after the second option to extend; and

         (c) The Basic Rent payable by the Tenant during the first extended term shall be calculated at the annual rate of $7.84 per square foot of the area of the Building and during the second extended term shall be calculated at the annual rate of $9.40 per square foot of the area of the Building.

In order to exercise either extension option, the Tenant shall be required to give unconditional written notice to the Landlord not less than six (6) months before the expiry of the initial Term of the Lease or the first extended term, as the case may be, failing which, all then unexercised options to extend will become null and void.

ACCEPTANCE OF PREMISES

  1.05 The Tenant shall examine the Leased Premises before taking possession thereof and such taking of possession shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition and that all promises, representations and undertakings by or binding upon the Landlord with respect to any alteration, remodeling or decorating of or installation of fixtures in the Leased Premises, have been fully satisfied and performed by the Landlord. The Tenant acknowledges that the existing leasehold improvements, if any, are acceptable and that the Tenant is taking possession of the Leased Premises as is, subject to the completion of the Landlord's Work set forth in Schedule "D" of this Lease. Notwithstanding anything contained herein to the contrary, the Landlord and Tenant shall inspect the Leased Premises at the time the Tenant is given occupancy thereof and the parties shall jointly prepare a so-called punchlist of incomplete or defective items in the Landlord's Work. Thereafter, the Landlord shall promptly complete such incomplete items and remedy such defective items. The Landlord shall also be responsible for correcting defects in the Landlord's Work not caused by the Tenant and of which it is notified in writing within one (1) year after delivery of the Leased Premises to the Tenant. The Landlord shall cooperate with the Tenant in pursuing all construction guarantees relating to the construction of the Leased Premises and the Landlord shall assign to the Tenant the benefit of those construction guarantees relating to the items which the Tenant is required to repair and maintain pursuant to this Lease.

QUIET ENJOYMENT

  1.06 If the Tenant pays the Rent hereby reserved and observes and performs the covenants on its part contained in this Lease, then the Tenant may peaceably possess and enjoy the Leased Premises for the Term hereby granted without disturbance from the Landlord or any other party lawfully claiming by, from or under the Landlord.

                                ARTICLE II - RENT

INTENT OF LEASE

  2.01 The Tenant acknowledges that it is intended and agreed that this is a completely carefree net lease for the Landlord and that the Landlord is not responsible during the Term or any renewal thereof for any taxes, impositions, costs, charges, expenses or outlays of any nature or kind relating to the Leased Premises, save only as specifically set out in this Lease, and that the Tenant shall be responsible for and shall promptly pay all such taxes, costs, impositions, charges, expenses and outlays.

BASIC RENT

  2.02 Yielding and paying therefor yearly and every year during the Term unto the Landlord as Basic Rent for the Leased Premises in lawful money of Canada:

         (a) during the first five (5) years of the Term (the "First Rental Period") the sum of $531,873.73 per annum to be paid in advance, in equal consecutive monthly installments of $44,322.81 on the first day of each and every month during the First Rental Period to the Landlord, the first of such payments to be made on the Commencement Date; and

         (b) during the last five (5) years of the Term (the "Second Rental Period") the sum of $623,543.17 per annum to be paid in advance, in equal consecutive monthly instalments of $51,961.93 on the first day of each and every month of the Second Rental Period to the Landlord, the first of such payments to be made on the commencement of the Second Rental Period.

If the Term commences on any day other than the first or ends on any day other than the last day of a month, then Basic Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis.

CALCULATION OF BASIC RENT

2.03 The Basic Rent is calculated on the basis of the Rentable Area of the Building being 95,489 square feet multiplied by: (a) $5.57 per square foot per annum during the First Rental Period; and (b) $6.53 per square foot per annum during the Second Rental Period. Prior to the Commencement Date, the Landlord shall cause the floor area of the Leased Premises to be measured by its Architect. The certificate of the Landlord's Architect regarding the measurement of the Rentable Area of the Leased Premises shall be conclusive and binding upon the parties absent manifest error. If the floor area of the Leased Premises, as so measured, is more or less than the number of square feet attributed to the Leased Premises by the provisions of this Lease then the Basic Rent payable hereunder based upon the actual floor area of the Leased Premises shall be adjusted in proportion to the square footage of the Leased Premises as so measured, except that if the size of the Leased Premises exceeds 103% of the square footage set forth in this Lease. Basic Rent shall be computed as if the size of the Leased Premises contains 103% of the square footage set forth in this Lease. In the event the Architect's certificate indicates the Rentable Area of the Leased Premises to be other than 95,489 square feet, the Basic Rent shall be adjusted accordingly.

ADDITIONAL RENT

  2.04 The Tenant shall pay Additional Rent due and owing to the Landlord within ten (10) days of written demand therefor or otherwise hereinafter expressly set out and all other Additional Rent on the due date thereof.

DEPOSIT

2.05 The Landlord acknowledges receipt of $38,180.68 which shall be held by the Landlord together with an existing deposit of $13,781.25 held under the existing lease for 6291 Ordan Drive, Mississauga, Ontario dated the 21st day of August, 2000 (the "Existing Lease"). If, prior to the Commencement Date, the Landlord reduces such security under the terms of the Existing Lease then the Tenant covenants and agrees to pay to the Landlord forthwith the amount of such reduction and the amount of $51,961.93 (excluding GST) shall be held by the Landlord as security for the full and faithful performance by the Tenant of all the agreements, terms, covenants and conditions herein set forth and applied against expenses or other costs or damages incurred by the Landlord and to be payable as liquidated damages and not as penalty, upon forfeiture, default or early termination, without prejudice to any further claims by the Landlord for damages and/or any remedy for recovery thereof. In the event the Tenant observes and performs the terms and conditions on its part under this Lease, such monies shall be applied without interest on account of Basic Rent for the last month of the Term.

PAYMENTS TO LANDLORD

  2.06 All payments to be made by the Tenant to the Landlord under this Lease shall be made at the address hereinafter designated or, at such other place or places as the Landlord may designate in writing, or to such agent of the Landlord as the Landlord may from time to time direct.

OVERDUE RENT

  2.07 The Tenant shall pay the Landlord interest on all overdue Rent not paid on the day appointed for payment thereof or within any applicable notice period pursuant to Section 10.01(a) of this Lease, if any, all such interest to be calculated from the date upon which the amount is first due hereunder or from the expiry of any applicable notice period, if the Tenant is entitled to a notice period pursuant to Section 10.01(a), until actual payment thereof and at a rate being the lesser of three percent (3%) per annum in excess of the minimum lending rate charged to prime commercial borrowers by the Landlord's bank from time to time or the rate permitted by law (the "Lease Interest Rate"). However, in the event the Tenant is late in the payment of Rent two or more times in any twelve (12) consecutive month period then the foregoing interest shall be calculated at the aforementioned rate on all overdue Rent calculated from the date upon which such amount is first due hereunder until actual payment thereof.

SET-OFF

  2.08 All Rent payable by the Tenant to the Landlord shall be paid without any deduction, set-off or abatement whatsoever except as expressly hereinafter provided.

REVIEW OF TENANT'S FINANCIAL STATEMENTS

  2.09 If the Tenant is late in the payment of any Rent (or any part thereof) in any two (2) consecutive months or more than twice in any twenty-four (24) month period, then the Tenant shall, at its own cost and expense, forthwith provide the Landlord upon demand with audited current financial statements to the extent they are not publicly available so as to adequately enable it to determine to its satisfaction the financial status of the Tenant.

PRE-AUTHORIZED BANK DEBIT

  2.10      (INTENTIONALLY DELETED)


                               ARTICLE III - TAXES

TAXES PAYABLE BY TENANT

3.01     The Tenant shall pay:

         (a) the Taxes charged on the Leased Premises, as determined pursuant to Section 3.02 or Section 3.04, as the case may be, which the Landlord estimates to be $1.63 per square foot of Rentable Area of the Leased Premises per annum in the first Year of the Term (based on 2002 tax rates for similar buildings);

         (b) all taxes, rates, duties, assessments and other charges that are levied, rated, charged or assessed against or in respect of all improvements, equipment and facilities and goods of the Tenant on or in the Leased Premises or any part thereof;

         (c) every tax and license fee which is levied, rated, charged or assessed against or in respect of every business carried on in the Leased Premises or in respect of the use or occupancy thereof or any part of the Lands or the Building by the Tenant and every subtenant or licensee of the Tenant or against the Landlord on account of its interest in the Leased Premises, and whether in any case, any such taxes, rates, duties, assessments or license fees are rated, charged or assessed by any federal, provincial, municipal, school or other body during the Term;

         (d) Capital Tax (provided that Capital Tax shall not exceed the rate of $0.10 per square foot of Rentable Area of the Leased Premises during the first Year of the Term); and

         (e) the full amount of any taxes in the nature of a business transfer tax, value added tax, sales tax or any other tax levied, rated, charged or assessed in respect of the Rent payable by the Tenant under this Lease or in respect of the rental of space under this Lease, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax or otherwise.

PAYMENT OF TAXES

  3.02   (a)      Subject to Section  3.04 of this Lease,  the Tenant  shall pay the Taxes payable pursuant to paragraph (a) of Section 3.01 to the  lawful  taxing  authority  when due or,  if  directed  in writing by the  Landlord,  the Tenant  shall pay said Taxes to the Landlord within ten (10) days' written demand therefor, or the  Landlord  shall be  entitled  at any time or times in any
                  Year,  upon at least fifteen (15) days' written  notice to the
                  Tenant to require the Tenant to pay to the Landlord said Taxes for such  Year in equal  monthly  installments.  Such  monthly amount shall be determined by dividing the Taxes by the number of months for the period from  January 1st in each Year of the
                  Term until the due date of the final  installment  of Taxes as established  by the applicable  taxing  authority from time to time in each Year ("Installment  Period") and shall be paid by the Tenant to the Landlord, monthly as Additional Rent, on the
                  date  of  payment  of  monthly  rental   payments  during  the
                  Installment Period. The Landlord shall be entitled not more than two (2) times during such Year, upon at least fifteen
                  (15) days' written notice to the Tenant, to reasonably revise its estimate of the amount of increase of such Taxes and the said monthly installment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of such Taxes shall be applied in reduction of the actual amount of such Taxes for such Year. If the amount received is less than the actual Taxes, the Tenant shall pay any deficiency to the Landlord as Additional Rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual Taxes, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made or, at the Landlord's option, shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant. If the Tenant pays Taxes to the lawful taxing authority, then the Tenant shall deliver to the Landlord within fifteen (15) days after the date on which such Taxes are payable and due, official receipts evidencing payment of same;

         (b)      Taxes payable  pursuant to paragraphs  (b) and (c) of Sections
                  3.01 shall be paid by the Tenant to the lawful taxing authority when due;

         (c)      Taxes payable  pursuant to paragraphs  (d) and (e) of Sections
                  3.01 shall be paid to the Landlord within ten (10) days' written demand therefor or at such time or times as the Landlord from time to time determines by notice in writing to the Tenant.

APPEAL OF ASSESSMENT

  3.03 The Tenant shall not contest the amount or legality of the Taxes referred to in this Section or make application for the reduction of such Taxes or of any assessment upon which such Taxes are based without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. The Tenant shall diligently prosecute any contest of Taxes for which it has received the Landlord's written consent. During such proceedings to contest any such Taxes, the Tenant shall pay to the Landlord or the taxing authority, as the case may be, all Taxes in accordance with the terms of this Lease pending the determination of such contest. The Tenant shall immediately on the determination of such contest pay to the appropriate taxing authorities or the Landlord, as the case may be, such additional amount as may be required to satisfy such Taxes in full.

SEPARATE ASSESSMENT

  3.04   (a)      If there is no separate assessment for Taxes  with  respect to the Leased Premises, or if there is a separate assessment, but such separate  assessment,  together  with all other  separate assessments  relating  to the Leased  Premises  and such other lands  and/or  buildings  included  in  such  assessment  roll
                  ("Complex"),  do not  aggregate the total  assessment  for the
                  Taxes  for the  Complex,  then  until  such time as there is a separate  assessment  for Taxes  with  respect  to the  Leased
                  Premises   which,   together  with  all  other  such  separate
                  assessments,  aggregate the total assessment for Taxes for the
                  Complex,  and the Landlord has issued a direction to pay Taxes pursuant to  paragraph  (b) of this Section  3.04,  the Tenant shall pay to the Landlord in accordance  with Section 3.02 (a)
                  as Additional  Rent its  Proportionate  Share of the Taxes for
                  the Complex,  adjusting the occupied tax rate for the Tenant's specific  use  of  the  Leased  Premises,  provided  that  the
                  Landlord,  at its option,  may apportion the total  assessment for Taxes for the Complex  amongst the  leaseable  premises of the Complex, including the Leased Premises, based on generally accepted  real  estate  appraisal  practices.  If  there is no separate  assessment  for  Taxes as  herein  provided  and the
                  Complex is not fully  assessed as a commercial  or  industrial property  for  determination  of Taxes in any  Year,  then the
                  Landlord  shall  adjust the Taxes to an amount that would have been  determined  if the  Complex  were fully  assessed  as an occupied  commercial  or  industrial  property.  If the Leased
                  Premises  are at any time  during  the Term  assessed  for the support of Separate  Schools or if the Taxes are  increased by reason of any installations made in or upon or any alterations made in or to the  Leased  Premises  by the  Tenant  or by the
                  Landlord  on behalf of the  Tenant,  the Tenant  shall pay the amount of such increase forthwith to the Landlord upon receipt of notice thereof.  For the purpose of this  subparagraph 3.04
                  (a),  "Proportionate  Share" means that fraction having as its
                  numerator   the  area  of  the  Building  and  having  as  its
                  denominator the Rentable Area of all Buildings in the Complex.

         (b) If there is a separate assessment for Taxes with respect to the Leased Premises, (which separate assessment shall be deemed to include the valuation of the Leased Premises as determined, from time to time, by the assessor for realty taxation purposes of the Complex, as evidenced by such documentation (including, without limitation, the assessor's valuation and/or working papers) that may be available to the Landlord, from time to time) and if such separate assessment together with all other separate assessments for the Complex aggregate the total assessment for Taxes for the Complex, and if the Landlord so directs the Tenant shall pay as Additional Rent the amount calculated by multiplying the assessment for the Leased Premises by the applicable tax rate pertaining to the Tenant's use of the Leased Premises on an occupied basis, which amount shall, for the purposes of this Article III only and notwithstanding anything else herein contained, be the Tenant's "Proportionate Share" of Taxes for the Complex.


                       ARTICLE IV - HEATING AND UTILITIES

UTILITY CHARGES

  4.01 The Tenant shall pay to the suppliers thereof on the due dates, all charges for electric current and all other utilities supplied to or used in connection with the Leased Premises. In no event shall the Landlord be liable for any injury to the Tenant, its servants, gents, employees, customers or invitees or to any property of the Tenant or to any property of any other person, firm or corporation on or about the Leased Premises caused by an interruption or failure in the supply of any such utilities to the Leased Premises.

HEATING

  4.02 The Tenant shall maintain the temperature in the Leased Premises at a reasonable level to avoid damage occurring in or to the Leased Premises.

SERVICE CONTRACTS

  4.03 The Tenant covenants and agrees to take out a standard servicing contract with a capable and reputable company for the service and maintenance of the heating units and furnaces and air conditioning equipment serving the Leased Premises, such contract to include the monthly cleaning of exchangers and replacement of filters, and to keep such contract in force at its own cost throughout the Term and any renewal thereof. The Tenant agrees to provide the Landlord with a copy of such servicing contract.

                       ARTICLE V - MAINTENANCE AND REPAIR

MAINTENANCE, REPAIRS AND REPLACEMENTS

  5.01 Subject only to Section 5.05 hereof, the Tenant shall at its own cost repair, replace, maintain and keep the Leased Premises and every part thereof, including without limitation the Leasehold Improvements and the heating, ventilating and air conditioning equipment serving the Building, fixtures and furnishings (whether or not installed or furnished by the Tenant), in good and substantial repair and condition as a prudent owner would do, damage by fire and any other perils against which the Landlord is required under this Lease to insure excepted. The Tenant shall also keep the driveways, walkways, and parking areas free and clear of snow and ice that the Tenant (including, without limitation, the portion of the mutual driveway lying between the Lands that serve the Leased Premises and the adjacent building). The Tenant agrees that upon not less than twenty-four (24) hours notice (except in the case of emergency when no notice shall be required) the Landlord may enter and view the state of repair and condition and that the Tenant shall repair in accordance with notice in writing from the Landlord; provided always that if the Tenant shall not within fifteen (15) days' of such notice, commence and proceed diligently with the execution of the repairs and works mentioned in such notice, it shall be lawful for the Landlord to enter upon the Leased Premises and execute such repairs and works at the expense of the Tenant, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord forthwith as Additional Rent all sums which the Landlord may have expended in doing such maintenance and making such repairs and/or replacements together with fifteen percent (15%) of such costs as a management and supervisory fee; provided further that the doing of such maintenance or the making of any such repairs or replacements by the Landlord shall not relieve the Tenant from its obligation to maintain, repair and replace.

VIEW AND REPAIR

  5.02      (INTENTIONALLY DELETED)


ALTERATIONS

   5.03 The Tenant shall not, without the prior written approval of the Landlord, make any installations, alterations, additions, partitions, repairs or improvements in or to the Leased Premises, including, without limitation, doing anything which might affect the structural portions of the Leased Premises or the electrical, lighting, heating, ventilating, air-conditioning, sprinkler, fire protection, roofing or other systems therein. The Tenant's request for approval shall be in writing and accompanied by an adequate description of the contemplated work, the final working drawings and specifications therefor; the Landlord's costs of having its architects, engineers or others examine such drawings and specifications shall be payable by the Tenant upon demand as Additional Rent; the Landlord may require that any or all such work be done by the Landlord's contractors or workmen or by contractors or workmen engaged by the Tenant but first approved by the Landlord. All such work shall be subject to inspection by and the reasonable supervision of the Landlord and shall be performed in accordance with all Applicable Laws and any reasonable conditions (including but not limited to a reasonable supervision fee of the Landlord to be paid by the Tenant) and regulations imposed by the Landlord, and shall be completed in a good and workmanlike manner and with reasonable diligence in accordance with the approvals given by the Landlord. Any connections of apparatus to the base electrical, plumbing, heating, ventilating or air-conditioning systems shall be deemed to be an alteration within the meaning of this Section. The Tenant shall, at its own cost and before commencement of any work, obtain all necessary building or other permits and keep same in force. Once consent of the Landlord has been obtained in connection with any such work, the Tenant shall not make any modifications thereto (including, without limitation changes required in order to obtain a building permit) unless and until it has submitted revised drawings and specifications to the Landlord and obtained the Landlord's further written approval of the proposed changes. The Tenant shall not apply for any applicable permits or approvals unless the Tenant provides to the Landlord a copy of the approval or permit application, as the case may be, together with all supporting documentation or drawings attached thereto and obtains the Landlord's authorization in writing to submit such application to the relevant authority. Notwithstanding anything to the contrary set forth in this Section 5.03, the Tenant may, without the Landlord's consent but with prior notice to the Landlord, make alterations to the interior of the Leased Premises which do not alter, modify or in any other manner whatsoever affect the structural portions of the Leased Premises or the roof of the Building and the exterior of the Leased Premises or the structural integrity of the Building of which the Leased Premises shall form a part, or the plumbing, electrical, heating, ventilating, air-conditioning, or mechanical systems or installations in the Leased Premises, provided that any such single alteration does not involve a cost in excess of $50,000.00 and does not require a building permit.

REMOVAL OF FIXTURES AND IMPROVEMENTS

  5.04 Leasehold Improvements shall immediately become the property of the Landlord upon affixation or installation without compensation therefor to the Tenant but the Landlord is under no obligation to repair, maintain or insure Leasehold Improvements. Leasehold Improvements shall not be removed from the Leased Premises either during or at the expiration or earlier termination of the Term, except that the Tenant shall, at the end of the Term remove such Leasehold Improvements installed or constructed by or on behalf of the Tenant as the Landlord may require to be removed and restore the Leased Premises provided that the Tenant shall not be required to remove any Leasehold Improvements or other alterations made to the Leased Premises after the completion of the Landlord's Work which the Landlord and in respect of which the Landlord, at the time of giving its approval, has exempted from this removal and restoration requirement. The Tenant may, during the Term, remove its trade fixtures provided that such trade fixtures are immediately replaced by trade fixtures of equal or better value. The Tenant shall at the expiration or earlier termination of the Term remove its trade fixtures. Any removal of Leasehold Improvements and/or the Tenant's trade fixtures shall be done at the Tenant's sole cost and expense and the Tenant shall forthwith repair at its own cost any damage caused to the Leased Premises or any part thereof by the installation or removal of Leasehold Improvements and/or trade fixtures. If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term, then the trade fixtures shall, at the option of the Landlord, become the property of the Landlord and may be removed from the Leased Premises and/or sold or otherwise disposed of by the Landlord in such manner as it deems advisable. For greater certainty, the Tenant's trade fixtures shall not include any heating, ventilating or air-conditioning equipment or other building services or floor covering affixed to the floor of the Leased Premises. The obligations of the Tenant set forth in this Section shall survive the expiry or other termination of the Term.

CONSTRUCTION LIENS

5.05 The Tenant covenants to pay promptly all its contractors and material men and do any and all things necessary to minimize the possibility of a lien attaching to the Leased Premises or to any part of the Building or the Lands and, should any such lien be made or filed, the Tenant shall take the necessary steps (including posting security with the appropriate court if necessary) discharge the same forthwith (after notice thereof is given to the Tenant), but in any event not later than ten (10) days after notice, at the Tenant's expense. In the event the Tenant shall fail to cause any such lien to be discharged as aforesaid, then, in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be so obligated, vacate from title or discharge same by paying into Court the amount necessary to vacate the lien or by paying directly to any such lien claimant the amount of the claim, and the amount so paid by the Landlord and all costs and expenses including but not limited to solicitor's fees (on a solicitor and client basis), incurred for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Additional Rent on demand. In the event that any lien claimant in respect of work performed on behalf of the Tenant commences an action in which the Landlord is named as a party defendant and service of the statement of claim is effected upon the Landlord, the Tenant shall indemnify the Landlord for all of its legal costs.

LANDLORD TO MAINTAIN AND REPAIR

  5.06   (a)      The Landlord  shall  perform at the Tenant's cost and expense, the  maintenance and repair work listed in Schedule "C" hereto
                  (the "Exterior Maintenance/Repair Work"). The Tenant shall, forthwith upon demand, pay to the Landlord the costs and expenses incurred by the Landlord from time to time in connection with the Exterior Maintenance/Repair Work, plus a management fee of fifteen percent (15%) of such costs and expenses; provided that such cost, including the management fee, shall not exceed the rate of $0.25 per square foot of Rentable Area of the Leased Premises for the first Year of the Term.

         (b) The Tenant shall perform the snow removal work on the Leased Premises at its sole cost and expense and as such the Exterior Maintenance/Repair Work shall not include any requirement on the part of the Landlord to perform such snow removal work.

         (c) The Landlord shall repair and/or replace, if necessary, at its own expense, the footings, foundations, bearing walls, structural steel and metal roof deck (excluding without limitation the roof membrane) of the Building unless such repairs or replacements are caused by or arise from the negligent or willful acts or omissions of the Tenant, its officers, employees, agents, contractors or those for whom in law the Tenant is responsible, in which case the Tenant shall bear the cost of such repairs and/or replacement together with the Landlord's management fee of fifteen percent (15%) of such costs and expenses.

REPAIRS ON TERMINATION

5.07 At the expiration or sooner termination of the Term the Tenant shall, at its own expense:

         (a) deliver up possession of the Leased Premises to the Landlord together with all Leasehold Improvements which the Tenant is required or permitted to leave therein or thereon in the same condition in which the Tenant is required under this Lease to repair and maintain the Leased Premises, free and clear of all encumbrances and in a clean and tidy condition and free of all rubbish and to deliver to the Landlord all keys and security devices;

         (b) remove from the Leased Premises, at the option of and to the satisfaction of the Landlord, all machine bases, cabling (electrical or otherwise), piping (pneumatic, water or otherwise) and wiring (electrical, computer or otherwise) installed by or on behalf of the Tenant;

         (c) remove any and all materials which may be deemed by any applicable legislation as contaminated or hazardous (and which have been brought onto the Leased Premises by or on behalf of the Tenant or which are a result of the Tenant's use or occupation of the Leased Premises), and clean up any and all resultant contamination in compliance with all Applicable Laws and regulations; and

         (d) remove from the Leased Premises at the option of the Landlord, in compliance with all Applicable Laws and regulations, any and all storage and/or holding tanks (whether above or below ground) installed by or on behalf of the Tenant and all pits and trenches created by or on behalf of the Tenant.

The covenants contained in this Section shall survive the expiry or other termination of the Term and if the Tenant should breach any of the foregoing provisions of this Section then, without prejudice to or limitation of any of the rights or remedies of the Landlord hereunder or at law and in addition to paying any costs or expenses incurred by the Landlord, plus fifteen percent (15%) of such amounts, the Tenant shall continue to pay Rent for so long as it may reasonably take to complete with diligence the required repairs, removal, restoration or clean-up at the rate applicable for the immediately preceding rental period.

                      ARTICLE VI - ASSIGNING AND SUBLETTING

ASSIGNING OR SUBLETTING

  6.01   (a)      The Tenant shall not assign this Lease or sublet or franchise, license, grant concessions in, or otherwise part with or share possession of the Leased Premises, or any part thereof,  (each of the  foregoing  hereinafter  referred  to as a  "Transfer")
                  without the prior written consent of the Landlord; at the time the Tenant  requests  such consent the Tenant shall deliver to the  Landlord  such  information  in  writing  (the  "required
                  information")   as  the  Landlord  may   reasonably   require,
                  including, without limitation, a copy of the proposed offer or agreement,  if any,  to  Transfer  and the name,  address  and nature of business and evidence as to the  financial  strength of the  proposed  assignee or  subtenant or other user (any of the foregoing hereinafter referred to as a "Transferee"); upon receipt of such  request  and all  required  information,  the
                  Landlord  shall have the right,  exercisable  within  fourteen
                  (14) days after such receipt,  to terminate  this Lease if the request  relates  to all of the  Leased  Premises  or,  if the request  relates to a portion of the Leased Premises only, the
                  Landlord  shall  have the right to  terminate  this Lease with respect  to such  portion  and the Rent  payable by the Tenant under this Lease shall abate in the  proportion  that the area of the portion of the Leased  Premises for which this Lease is
                  terminated   bears  to  the  area  of  the  Leased   Premises.
                  Notwithstanding the foregoing, if the Landlord exercises its right to terminate this Lease, in whole or in part, as aforesaid, the Tenant shall have the right to revoke the Transfer request and nullify the Landlord's termination right upon notice give to the Landlord within ten (10) business days following the exercise of the Landlord's termination right. If the Landlord exercises such right and the Tenant does not revoke the Transfer request, the Tenant shall surrender possession of the Leased Premises or such portion thereof, as the case may be, not less than sixty (60) days and not more than ninety (90) days following the Landlord's notice of exercise of its right hereunder in accordance with all the provisions of this Lease relating to the surrender of the Leased Premises at the expiration of the Term and all Rent and other charges shall be deemed to be adjusted accordingly and the Lease shall be deemed to be amended accordingly, as of the date of actual surrender. If the Landlord does not exercise such right, then the Landlord's prior written consent shall not be unreasonably withheld or delayed.

                  Notwithstanding anything else herein contained, in no event shall any Transfer of this Lease release or relieve the Tenant in any regard whatsoever from any of its obligations or liabilities under or in respect of this Lease including any renewal or extension thereof.

                  PROVIDED however, and it is made a condition to any Transfer requiring the Landlord's consent that:

                  (i) The proposed Transferee of this Lease shall agree in writing with the Landlord to assume and perform all of the terms, covenants, conditions and agreements by this Lease imposed upon the Tenant herein in a form to be reasonably approved by the Landlord (which form shall also be executed by the Tenant) and shall obtain any required occupancy approval from the local building and fire departments and provide evidence thereof to the Landlord prior to taking occupancy of the Leased Premises;

                  (ii) Except in the case of an assignment of this Lease, the Transferee shall also waive any rights which it may have at common law in respect of relief from forfeiture and any rights it may have pursuant to Sections 21 and 39 (2) of the Commercial Tenancies Act (Ontario), as amended from time to time;

                  (iii) The Tenant shall pay the Landlord all reasonable legal fees in connection with the Transfer;

                  (iv) The consent of the Landlord is not a waiver of the requirement of the Landlord's consent for subsequent Transfers;

                  (v) The acceptance by the Landlord of Rent from a Transferee without the Landlord's consent shall not constitute a waiver of the requirement of such consent nor shall it constitute an acceptance of such party as the Tenant;

                  (vi) The Landlord may, at its option, cancel (i) any options to renew the Lease or extend the Term provided that in the case of an assignment of this Lease consented to by the Landlord, the Landlord may not cancel such option; and/or (ii) any rights of first refusal or first opportunity on additional space;

                  (vii) The Leased Premises, at the time of the Transfer, shall comply in all respects with the standard of repair and maintenance required of the Tenant pursuant to this Lease and the Lease shall otherwise be in good standing;

                  (viii) If the Transfer of the Leased Premises does not take place within one hundred and twenty (120) days of the giving of consent by the Landlord (or such longer period as may be agreed upon by the parties) the consent shall, at the Landlord's option, expire and become null and void; and

                  (ix) If, following any assignment of this Lease, it is disaffirmed, disclaimed or terminated by any trustee in bankruptcy of a Transferee, the original Tenant named in this Lease will be deemed on notice from the Landlord given within sixty (60) days from the date of such disaffirmation, disclaimer or termination to have entered into a Lease with the Landlord containing the same terms and conditions as in this Lease.

         (b) If a Transfer occurs without the consent of the Landlord when required, the Landlord may collect Rent from the party in whose favour the Transfer was made and apply the net amount collected to the Rent herein reserved but no such Transfer will be considered a waiver of this covenant or the acceptance of the party in whose favour the Transfer was made as a tenant hereunder.

         (c) The Landlord shall not be liable for any claims or actions by or for any damages, liabilities, losses or expenses of the Tenant arising out of the Landlord unreasonably withholding its consent to any Transfer and the Tenant's only recourse shall be to bring an application for a declaration that the Landlord shall grant its consent to such Transfer.

         (d) Notwithstanding anything to the contrary contained in this Lease, the Tenant shall have the right, without consent but on prior written notice to the Landlord, to effect a Transfer to an affiliate of the partners that comprise The Children's Place (Canada), LP as at the date of this Lease (as that term is defined in the Business Corporations Act (Ontario)) (herein called a "Permitted Transferee") provided that such Transferee signs and delivers to the Landlord prior to the date of such Transfer, a form of lease assumption agreement reasonably satisfactory to the Landlord in accordance with the provisions of this Lease. In no event shall such Transfer of the Lease release or relieve the Tenant from any of its obligations or liabilities under or in respect this Lease.



CHANGE OF CONTROL

  6.02 If the Tenant is a private corporation and any part or all of the corporate shares shall be transferred by sale, assignment, amalgamation, bequest, inheritance, operation of law or other disposition or dispositions so as to result in a change in the control of the corporation, such change of control shall be considered a Transfer of this Lease and shall be subject to the provisions of Section 6.01 hereof. The Tenant shall make available to the Landlord upon its request for inspection and copying, all books and records of the Tenant, any assignee or subtenant and their respective shareholders which, alone or with other data, may show the applicability or inapplicability of this Section. So long as the Tenant is The Children's Place (Canada), LP or its permitted Transferee, a change in the effective voting control of the Tenant effected by a transfer of shares of the Tenant in a recognized stock exchange in Canada or the United States of America shall not require the consent of the Landlord; however, the Tenant shall provide notice thereof to the Landlord.

SUBLET OF PART OF PREMISES

  6.03 Notwithstanding anything else to the contrary provided in this Lease and/or any act or rule of law or regulation now or hereafter in force to the contrary, the Landlord may in its sole and unfettered discretion refuse to give its consent to any Transfer by the Tenant of less than the whole of the Leased Premises resulting in more than three (3) separate premises therein.

EXCESS RENT

  6.04 In the event that the Basic Rent payable under any Transfer is in excess of the Basic Rent reserved hereunder or is in excess of the proportionate Basic Rent reserved in the event of a sublease of part of the Leased Premises, whether the excess be in the form of cash, goods or services from the Transferee or anyone acting on its behalf, the Tenant shall pay fifty percent (50%) of such excess to the Landlord immediately upon receipt thereof, after the Tenant shall have deducted any brokerage fees or other expenses incurred related to such Transfer; in the event that such excess is represented by goods or services rendered to the Tenant or its nominee, the value of those goods or services shall be determined by the Landlord and Tenant and fifty percent (50%) of that value shall be paid in cash to the Landlord immediately upon such determination. Notwithstanding anything to the contrary set forth herein, the Tenant shall not be required to make any payment described in this Section 6.04 in connection with a transfer to a Permitted Transferee.

MORTGAGE OF LEASEHOLD

  6.05 The Tenant shall not mortgage, pledge, hypothecate or otherwise encumber all or any portion of the Tenant's interest in this Lease or the Leasehold Improvements and shall not permit any lender to register any security interest against title to the Lands.

ADVERTISING PREMISES

  6.06 The Tenant shall not advertise or allow the Leased Premises or a portion thereof to be advertised as being available for assignment, sublease or otherwise without the prior written approval of the Landlord as to the form, size, content and location of such advertisement, which approval shall not be unreasonably withheld, provided that (i) no such advertising shall contain any reference to the Rent for the Leased Premises and (ii) any such advertising shall be on a standard ground-mounted real estate sign.

DISPOSITION BY LANDLORD

  6.07 If the Landlord sells or leases the Leased Premises or any part thereof, or assigns this Lease, and to the extent that the covenants and obligations of the Landlord under this Lease are assumed by the purchaser, lessee or assignee, the Landlord, without further written agreement, will be discharged and relieved of liability under the said covenants and obligations.

                                ARTICLE VII - USE

USE OF LEASED PREMISES

  7.01   (a)      Subject to paragraph (b) of this Section, the Tenant shall not use the Leased  Premises  nor allow the Leased  Premises to be used for any purpose other than  warehousing and  distribution of non hazardous  and  environmentally  friendly  products and ancillary office use related  thereto,  but only to the extent
                  (i) in compliance  with the  provisions of this Lease and (ii)
                  permitted   by  all   Applicable   Laws,   by-laws  and  other
                  governmental regulations from time to time in force.

         (b) The Tenant covenants to not use or permit the Leased Premises to be used for any retail sales whatsoever.

OBSERVANCE OF LAW

  7.02 The Tenant shall comply promptly with and conform to the requirements of all applicable statutes, by-laws, laws, regulations, ordinances and orders from time to time or at any time in force during the Term and any renewal thereof and affecting the condition, maintenance, repair, use or occupation of the Leased Premises (or equipment therein) and with every applicable regulation, order and requirement of the Insurance Advisory Organization or any body having similar functions or of any liability or fire insurance company by which the Landlord and the Tenant or either of them may be insured at any time during the Term or renewal thereof, and, in the event of the default of the Tenant under the provisions of this Section, the Landlord may itself comply with any such requirements as aforesaid and the Tenant will forthwith pay all costs and expenses incurred by the Landlord plus a management fee of fifteen percent (15%) of such costs and expenses in this regard and the Tenant agrees that all such costs and expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears under this Lease.

WASTE AND NUISANCE

7.03     (a)      The Tenant shall not do,  suffer or permit any waste,  damage, disfiguration or injury to the Leased Premises or the fixtures and  equipment  thereof and shall not use or permit to be used any part of the Leased Premises for any dangerous,  noxious or offensive trade or business nor cause or permit any fire alarm to be falsely triggered (and in the case of any alarm response charge levied by the local fire  department  the cost thereof, plus the  Landlord's  fifteen  percent (15%)  management  fee, shall be paid by the Tenant to the  Landlord on  demand),  nor use the Leased Premises in any manner which, in the opinion of
                  the  Landlord  acting   reasonably,   is  detrimental  to  the
                  Building, nor keep, sell, use, handle or dispose of any goods or things which may be objectionable nor cause or maintain any nuisance in, at or on the Leased Premises nor cause any annoyance, nuisance or disturbance to the occupiers or owners of any adjoining lands and/or premises and shall keep the Leased Premises free of hazardous waste and contamination.

         (b) The Tenant covenants and agrees to utilize the Leased Premises and operate its business in a manner so that no part of the Leased Premises or surrounding lands are used to generate, manufacture, refine, treat, transport, store, handle, dispose of, transfer, produce or process any Hazardous Substances, except in strict compliance with all applicable federal, provincial and municipal statutes, by-laws and regulations, including without limitation, environmental, land use and
                  occupational   and  health  and  safety   laws,   regulations,
                  requirements, permits, statutes, by-laws and regulations. Furthermore, and without limiting the foregoing, the Tenant covenants and agrees with the Landlord not to install any underground storage tanks at the Leased Premises. Further the Tenant hereby covenants and agrees to indemnify and save harmless the Landlord and those for whom the Landlord is in law responsible from any and all losses, costs, claims, damages, liabilities, expenses or injuries caused or contributed to by any Hazardous Substances which are at any time located, handled, placed, stored or incorporated in any part of the Leased Premises. The Tenant hereby agrees that the Landlord or its authorized representatives shall have the right at the Landlord's expense, to conduct such environmental site reviews and Investigations (herein "Audit") as it may deem necessary for the purposes of ensuring compliance with this Section 7.03 provided that if such Audit discloses that the Tenant is in violation of this Section 7.03, such Audit shall be at the Tenant's expense, payable as Additional Rent within fifteen (15) days of receipt of an invoice therefore. The Tenant's obligations pursuant to this Section 7.03 shall survive the expiration or earlier termination of the Term.

SIGNS

  7.04 The Tenant covenants and agrees not to affix or display or cause to be affixed or displayed any sign or signs on any part of the Building visible from its exterior (including, without limitation, the window signage), without the prior written approval of the Landlord, which approval shall not be unreasonably withheld or delayed, and subject to applicable municipal and other governmental regulations. The Tenant shall at its own cost remove all such signage at the expiration of the Term, or other sooner termination thereof, and forthwith repair all damage which may be caused or occasioned by such affixing and/or removal and this covenant shall survive the expiry or other termination of the Term. Subject to the foregoing, the Tenant shall be entitled to place one building mounted corporate sign on the exterior of the Leased Premises in a location to be agreed upon by the Landlord and Tenant as well as on any pylon, monument, directional or peripheral sign on the Leased Premises denoting its occupancy therein, all at the Tenant's sole cost and expense; provided, however, it shall be the Landlord's responsibility to provide the electrical wiring to the exterior building mounted corporate sign location.

OUTSIDE STORAGE

  7.05 The Tenant shall not store any goods or matter of any kind outside the Building without the express written consent of the Landlord first had and obtained. Notwithstanding anything to the contrary set forth herein, the Tenant shall be permitted to have trailers parked in the chain-link fenced-in area adjacent to shipping/receiving area being provided by the Landlord in accordance with Schedule "D".

OVERLOADING FLOORS

  7.06 The Tenant covenants that it will not bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that, by reason of its weight, size, configuration, operation or otherwise, might damage the Leased Premises and will not at any time overload or damage the floors of the Leased Premises. The Tenant shall remove any such machinery, equipment (including but not limited to mobile equipment such as a forklift), article or thing within five (5) days' written notice thereof and if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading, the Tenant shall forthwith repair such damage at its own expense to the satisfaction of the Landlord.

PARKING

  7.07 The Tenant shall have the right to park not more than eighty (80) cars belonging to its employees, servants, agents, contractors and invitees in those areas on the Lands designated by the Landlord from time to time as parking areas for the Leased Premises and shall not park nor permit its employees, servants, agents, contractors or invitees to park in any other areas whatsoever. The Tenant shall not park nor permit to be parked any vehicles (cars, trucks, trailers, or otherwise) anywhere on the Lands at any time other than at such areas so designated by the Landlord. The Landlord acknowledges that the Tenant will have trailers parked in the chain-link fenced-in area for truck/trailer parking adjacent to shipping/receiving area being provided by the Landlord in accordance with Schedule "D".

                     ARTICLE VIII - INSURANCE AND INDEMNITY

TENANT'S INSURANCE

   8.01 The Tenant shall, at its expense, obtain and maintain in force throughout the Term and any period when it is in possession of the Leased Premises, in the name of the Tenant with the Landlord and the Landlord's mortgagee (if any) as additional insureds, the following insurance:

         (a) Public Liability insurance, written on a comprehensive basis, with coverage against third-party claims for bodily injury, including death, and property damage (including but not limited to personal injury liability, blanket contractual liability, products liability, employers liability, owners & contractors protective liability, and tenant's legal liability for the full replacement cost of the Leased Premises) with such coverage to include the activities and operations conducted by the Tenant, or for which the Tenant is legally liable, and any other person performing work on behalf of the Tenant and those for whom the Tenant is in law responsible, in amounts required by the Landlord and any mortgagee of the Building or any part thereof from time to time but in no event less than Five Million Dollars ($5,000,000.00) per occurrence; and

         (b) All risks insurance covering all property owned by the Tenant, or installed by or on behalf of the Tenant, located within the Leased Premises and all other property for which the Tenant is responsible pursuant to this Lease and/or which has been installed by or on behalf of the Tenant (including without limitation chattels, equipment, machinery, furniture, inventory, fixtures, property of others in your care, custody or control, and all Leasehold Improvements) in an amount equal to the full (100%) replacement value thereof; and

         (c) If the Tenant modifies the Leased Premises to install its own boilers, pressure vessels or air-conditioning equipment, the Tenant shall obtain comprehensive boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount of at least the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air conditioning equipment and miscellaneous electrical apparatus or mechanical equipment owned or operated by the Tenant or by others (except for the Landlord) on behalf of the Tenant in the Leased Premises, or relating to or serving the Leased Premises; and

         (d) Business interruption insurance in an amount that will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against under Section 8.01
                  (b) and (c) herein, and other perils commonly insured against by prudent tenants, or attributable to prevention of access to the Leased Premises as a result of those perils; and

         (e)      (i)      Environmental  Impairment  Liability insurance ("EIL"
                           insurance)  for  claims  arising  from  the use of or
                           operations at the Leased Premises, including coverage
                           for  sudden  and  accidental  and  gradual  pollution
                           conditions,  and including  incidents  arising out of
                           the  storage,  disposal,  release  or  escape  of any
                           Hazardous   Substances   into  or  upon  the   Leased
                           Premises,   land,  sediments,   soils,   groundwater,
                           atmosphere,  or any watercourse or body of water, and
                           for all  third-party  claims  for  bodily  injury  or
                           property  damage  as  well as the  cost  of  clean-up
                           and/or    remediation   of   any   contamination   or
                           environmental  hazard  in,  upon or around the Leased
                           Premises, Lands and adjoining lands, which insurance shall be issued for a limit of no less than Five
                           Million Dollars ($5,000,000.00) per claim; and

                  (ii) In the case of the Tenant in use and occupation of the Leased Premises being The Children's Place (Canada), LP, the Landlord acknowledges that as of the Commencement Date the Tenant is not required to obtain "gradual pollution" insurance unless the Landlord, in its discretion, determines at any time thereafter that the Leased Premises contains Hazardous Substances for which the Tenant is responsible or the use permitted under this Lease is modified or changed, with or without the Landlord's consent, at which time the Tenant shall comply with the original requirement for "EIL" insurance set out in Section 8.01 (e) (i) above covering both sudden and accidental and gradual pollution exposures. In the event the Tenant is not required to obtain "gradual pollution" insurance pursuant to this
                           Section 8.01 (e) (ii), the Tenant shall obtain Limited Pollution liability insurance covering claims for bodily injury or property damage resulting from a sudden and accidental discharge, emission, dispersal, seepage, leakage, migration, release or escape of Pollutants in or upon land, the atmosphere, drainage or sewage system, watercourse or any body of water, upon or around the Leased Premises, lands and adjoining lands, and/or caused by the heat, smoke or fumes from a fire which becomes uncontrollable or breaks out from where it was intended to be, as well as the cost of clean-up and/or remediation of any contamination or environmental hazard arising from the use of or operations at the Leased Premises, with a limit of no less than Five Million Dollars ($5,000,000.00) per claim. In all other instances "EIL" insurance in accordance with Section 8.01 (e)
                           (i) shall be obtained by the Tenant including, without limitation, upon any assignment of this Lease or sublease of all or part of the Leased Premises.
                           (f) Standard owners form automobile insurance providing third-party liability insurance with Two Million Dollars ($2,000,000.00) inclusive limits, and accident benefits insurance, covering all licensed vehicles owned or operated by or on behalf of the Tenant; and

         (g) Such other forms of insurance as may be reasonably required by the Landlord and its mortgagee from time to time.

All policies shall: (i) contain a cross liability and/or severability of interest clause; (ii) be primary and non-contributing to any other insurance available to the Landlord and/or its mortgagee(s); (iii) not be invalidated with respect to the interests of the Landlord and its mortgagee(s) by reason of any breach or violation of warranties, representations, declarations or conditions contained in the policies; and (iv) contain an undertaking by the insurers to notify the Landlord and its mortgagee(s) in writing not less than sixty (60) days prior to any material change, cancellation or termination thereof and shall be subject only to such deductibles and exclusions as are reasonable and customary to businesses similar to that of the Tenant. All policies written pursuant to paragraph (b), (c) or (d) of this Section shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and its mortgagees. Any policy written pursuant to paragraph (e) of this Section shall include a contractual liability clause and coverage for liability arising from the escape of Hazardous Substances (whether sudden or accidental or gradual) from any storage tanks, whether above ground or below ground, if any such storage tanks are present at the Leased Premises. The Tenant shall promptly furnish, upon request from the Landlord, verification of compliance with the provisions of this Section.

The Tenant agrees to furnish upon request from the Landlord verification of compliance with the provisions of this Section 8.01. The Tenant may self insure the coverage provided for under Section 8.01(b) if the Tenant's Net Worth as verified by a current audited balance sheet discloses that the Tenant's Net Worth exceeds Fifty Million Dollars ($50,000,000.00) provided that in such case the Tenant shall be deemed to have received insurance proceeds in the event of any loss to the extent of such loss. Notwithstanding anything to the contrary contained in this Lease, the Tenant's obligation to carry the insurance required herein may be satisfied by a blanket policy of insurance maintained by the Tenant provided that (i) the amount of such blanket policy is reasonable in relation to the number of locations covered; (ii) the coverage afforded will not be reduced or diminished by reason thereof; (iii) the Leased Premises under this Lease are specifically referenced in the Tenant's policy; and (iv) all other requirements of this Section are met. "Net Worth" shall mean the shareholders equity in the Tenant (being the amount of its total assets in excess of the amount of its total liabilities) less its goodwill and other intangible assets as set forth in its current audited balance sheet.

LANDLORD'S INSURANCE

  8.02 The Landlord shall, throughout the Term, keep at the sole cost and expense of the Tenant, the Building and appurtenances thereto, insured to the following extent:

         (a) against such loss or damage as are customarily insured against under a policy of insurance commonly known as a Multi-Peril or All-Risk policy;

         (b) blanket broad boiler and pressure vessel insurance including repair or replacement;

         (c) loss of rental income insurance with respect to fire and other usual perils for which such insurance is customarily issued for a period (as selected by the Landlord) of not less than six (6) months and not more than twelve (12) months for the Basic Rent and other sums payable as Additional Rent under this Lease; and

         (d) other casualties as are customarily insured against under insurance contracts normally entered into from time to time during the Term by owners of buildings in the area of a character similar to the Leased Premises in such amounts as in the reasonable opinion of the Landlord is necessary to protect the Landlord against loss or damage.

Notwithstanding anything contained in this Lease, including but not limited to the covenant of the Landlord to take out the aforesaid insurance or the contribution of the Tenant to the cost of such insurance, nothing in this Lease shall confer any insurable interest upon the Tenant in respect of such insurance and the Tenant acknowledges that it has no right to receive the proceeds or any part thereof from such insurance policies. All policies written pursuant to paragraphs (a), (b) and (c) of this Section shall contain a waiver of any subrogation rights which the Landlord's insurers may have against the Tenant or, if such waiver is not available from the Landlord's insurer, the Landlord shall arrange to add the Tenant as an additional insured on such coverage. The Landlord, on an annual basis, shall provide the Tenant with certificates endorsing the foregoing coverage. Insurance costs under this Section shall not exceed the rate of $0.05 per square foot of Rentable Area of the Leased Premises per annum for the first Year of the Term.

LIMIT OF LANDLORD'S LIABILITY

   8.03  (a)      The  Landlord  shall  not be  responsible  in any  way for any injury to any person (including but not limited to death) or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Leased Premises or to their respective employees, agents, invitees, licensees or other persons from time to time attending at the Leased
                  Premises while such person or property is in or about the Leased Premises, including without limiting the foregoing, any loss of or damage to any property caused by theft or breakage, or by steam, water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electrical or other wiring or for any damage caused by smoke or for any other loss whatsoever with respect to the Leased Premises, goods placed therein or any business carried on therein.

         (b) In the event that the Leased Premises [or the Complex] or any part or parts thereof are closed, inaccessible or unusable by reason of damage, necessary repair or by virtue of any other cause or condition whatsoever, whether within or beyond the Landlord's control, the Landlord shall not be liable or responsible in any way for any loss of business or any other damage to or loss, direct, indirect, consequential or otherwise sustained or suffered by the Tenant nor shall the Tenant be entitled to any abatement of Rent, except, in the case of damage to the Leased Premises and as expressly provided in Article IX hereof.

LIMIT OF TENANT'S LIABILITY

   8.04 The Tenant shall not be liable to the Landlord for any direct injury, loss or damage required to be insured by the Landlord pursuant to Section 8.02 to the extent of the proceeds actually recovered by the Landlord or which would have been recovered had the Landlord complied with its insurance obligations hereunder, and which is in excess of $50,000.00 per occurrence, whether or not such injury loss or damage is caused by the Tenant, or its officers, directors or employees, provided that the Tenant promptly advises the Landlord of the occurrence of such injury loss or damage, and the Tenant shall be and is hereby released in respect of the same, it being understood and agreed that the Landlord shall not be required to look to its insurance under Section 8.02 hereof for losses of $50,000.00 or less and in such case the Tenant shall be responsible for the cost thereof.

INDEMNITY

   8.05     (INTENTIONALLY DELETED)


                       ARTICLE IX - DAMAGE AND DESTRUCTION

ABATEMENT OF RENT

  9.01 If the Building or any portion thereof is damaged or destroyed by fire or by other casualty against which the Landlord is required to insure under this Lease, Rent shall abate in proportion to the area of that portion of the Building which, in the reasonable opinion of the Landlord's insurer, is thereby rendered unfit for the purposes of the Tenant bears to the area of the entire Building (but only to the extent to which the Landlord actually receives proceeds under its loss of rental income insurance or which would have been received if the Landlord had complied with its obligations under paragraph (c) of Section 8.02) until the Building is repaired and rebuilt as certified by the Landlord's Architect and the Landlord agrees that it will, with reasonable diligence, repair and rebuild the Building, subject to Section 9.02. The Landlord's obligation to rebuild and restore the Building shall not include the obligation to rebuild, restore, replace or repair any chattel, fixture, Leasehold Improvements, or any other thing that is the property of the Tenant and/or for which the Tenant is to maintain insurance under paragraph (b) and (c) of Section 8.01 (in this Section collectively called "Tenant's Improvements"); the Building shall be deemed repaired and rebuilt when the Landlord's Architect certifies that the Building has been substantially repaired and rebuilt to the state where the Tenant could occupy it for the purpose of rebuilding, restoring, replacing or repairing the Tenant's Improvements. The issuance of the certificate of the Landlord's Architect shall not relieve the Landlord of its obligation to complete the repairing and rebuilding as aforesaid, but the Tenant shall forthwith after issuance of such certificate proceed to rebuild, restore, replace and repair the Tenant's Improvements, and the provisions of Section 5.03 shall apply to such work, mutatis mutandis.

TERMINATION

  9.02     Notwithstanding the provisions of Section 9.01 hereof, if:

         (a) the Building or any portion thereof is damaged or destroyed by any cause whatsoever and cannot in the reasonable opinion of the Landlord be rebuilt or made fit for the purposes of the Tenant as aforesaid within one hundred and eighty (180) days from the date of such damage or destruction; or

         (b)      the Building is damaged or destroyed by an uninsured peril,

the Landlord may, at its option, terminate this Lease by giving to the Tenant, within sixty (60) days' after the date of such damage or destruction, notice of termination and thereupon Rent shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord. If the Landlord does not elect to terminate the Lease it shall repair and rebuild the Building in accordance with the provisions of Section 9.01 hereof.

                               ARTICLE X - DEFAULT

EVENTS OF DEFAULT

  10.01    An "Event of Default" shall occur whenever:

         (a) the Tenant fails to pay the Rent hereby reserved or any part thereof within ten (10) days after Tenant's receipt of written notice thereof given by the Landlord to the Tenant. (Notwithstanding the foregoing, it is understood and agreed that if the Tenant is a party other than The Children's Place (Canada), LP or a Permitted Transferee specified in Section
                  6.01 of this Lease and the Landlord is required to give written notice twice in any 12 consecutive month period during the Term to that other party, then the Landlord shall not be required to thereafter give notice and an Event of Default shall occur if the other party fails to pay Rent, or any part thereof, on the day appointed for payment thereof whether lawfully demanded or not);

         (b) the Tenant shall have breached or failed to comply with any of its covenants and agreements contained in this Lease (save for non-payment of Rent) and shall have failed to remedy such breach or non-compliance within fifteen (15) days (or such longer period as may reasonably be required, having regard to the nature of the default) after written notice thereof given by the Landlord to the Tenant;

         (c) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any Act now or hereinafter in force for bankrupt or insolvent debtors;

         (d) the Tenant is a corporation and any order shall be made for the winding-up of the Tenant or other termination of the corporate existence of the Tenant;

         (e) the Tenant makes or attempts to make a bulk sale of assets not in the ordinary course of the Tenant's business;

         (f) a trustee, receiver, interim receiver, receiver and manager, custodian or liquidator is appointed for the business, property, affairs or revenue of the Tenant and such appointed individual is not removed within ten (10) days;

         (g) this Lease or any of the Tenant's assets on the Leased Premises are taken or seized under writ of execution, an assignment, pledge, charge, debenture or other security instrument;

         (h)      the  Tenant   abandons  or  attempts  to  abandon  the  Leased
                  Premises;

         (i) the Tenant makes or applies to the relevant authority for a permit or approval for, any installation, alteration, addition, modification or improvement to the Leased Premises without the prior written approval or authorization of the Landlord as required under Section 5.03 hereof;

         (j) the Leased Premises shall be used by any person other than the Tenant or the Tenant's permitted assignees or for any purpose other than as set out in Section 7.01;

         (k) any insurance policy on the Building or any part thereof shall be cancelled or shall be threatened by the insurer to be cancelled or the coverage thereunder reduced in any way by the insurer by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant and the Tenant shall have failed to remedy the condition giving rise to such cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours' written notice given by the Landlord to the Tenant;

         (l) the Tenant sells or disposes of the goods, chattels or equipment in the Leased Premises or removes, commences or threatens to remove them from the Leased Premises so that in the opinion of the Landlord there would not, in the event of such sale, disposal or removal, be sufficient goods on the Leased Premises subject to distress which would satisfy all Rent due or accruing hereunder for a period of six (6) months;

         (m) the Tenant shall at any time during the Term or renewal thereof use the Leased Premises, whether within the use permitted by Section 7.01 or not, in a manner which imposes upon the Landlord any obligation to modify, extend, alter or replace any part of the Leased Premises or any of the machinery, equipment or other facilities used in connection with the Leased Premises, which obligation is not fulfilled by the Tenant at its own cost in a timely manner; or

         (n) the Leased Premises are vacant for any period in excess of fifteen (15) days other than during repairs or renovations.

Notwithstanding the Bankruptcy and Insolvency Act (Canada) or otherwise, upon the occurrence of an Event of Default, the then current month's Rent and next ensuing three (3) months' Rent shall immediately become due and be paid by the Tenant to the Landlord as accelerated Rent and the Landlord may immediately distrain for the same together with any Rent arrears then unpaid.

RIGHT OF RE-ENTRY

  10.02

         (a) Upon the occurrence of an Event of Default, the Landlord may at any time thereafter, upon notice to the Tenant, re-enter the Leased Premises or any part thereof in the name of the whole and terminate this Lease and all the rights of the Tenant thereunder.

         (b) If and whenever the Landlord exercises its option to re-enter the Leased Premises and terminate this Lease pursuant to paragraph (a) of this Section:

                  (i) the Tenant shall immediately vacate the Leased Premises and the Landlord may remove or cause to be removed from the Leased Premises the Tenant and/or any other occupant or occupants thereof and remove all property therefrom and sell or dispose of such property as the Landlord considers appropriate without liability for loss or damage and without prejudice to the rights of the Landlord to recover arrears of Rent or damages incurred by the Landlord;

                  (ii) the Landlord shall be immediately entitled to the payment of Rent up to the date of termination together with all expenses incurred by the Landlord in respect of such termination.

RELETTING

  10.03 At any time when the Landlord is entitled to re-enter the Leased Premises or terminate this Lease, the Landlord may without notice to the Tenant and without terminating the Lease enter upon and take custody of the Leased Premises in the name of and as agent of the Tenant, together with all the Tenant's improvements, fixtures and furnishings, and sublet the Leased Premises in the name of and as the agent of the Tenant on whatever terms the Landlord may deem appropriate but no such action by the Landlord shall waive any of the obligations of the Tenant or limit the subsequent exercise of any of the Landlord's remedies for default. If the Landlord shall sublet the Leased Premises as aforesaid, the Landlord shall be entitled to receive all sublease rent and apply the same in its discretion to any indebtedness of the Tenant to the Landlord under this Lease and/or to the payment of any costs and expenses of reletting, and the Landlord shall be liable to account to the Tenant only for the excess, if any, of monies actually received by it. If the sublease rent is less than is necessary to pay and discharge all the then existing and continuing obligations of the Tenant hereunder, the Tenant shall pay such deficiency to the Landlord upon demand from time to time. Notwithstanding any such re-entry and subletting without termination, the Landlord may at any time thereafter terminate this Lease by reason of the previous or any other default under the Lease and the provisions of Section 10.02 shall apply.

DISTRESS

  10.04     (INTENTIONALLY DELETED)


RIGHT OF LANDLORD TO CURE DEFAULTS

  10.05 After the provision of any notice and/or applicable cure period as may be provided for in this Lease, if any, if the Tenant fails to perform or cause to be performed any of the covenants or obligations of the Tenant herein, the Landlord shall have the right (but shall not be so obligated) to perform or cause to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend monies), and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord within ten (10) days' written demand therefor together with all reasonable legal and administrative costs of the Landlord in respect thereof.

REMEDIES NOT EXCLUSIVE

  10.06 Mention in this Lease of any particular remedy or remedies in respect of any default or threatened default by the Tenant in the performance of its obligations shall not preclude the Landlord from exercising, or limit the extent of, any other remedy in respect thereof, whether at law, in equity or pursuant to any express provision hereof. No remedy shall be interpreted as exclusive or dependent upon any other remedy, and the Landlord may from time to time exercise any one or more of such remedies independently or in combination.

NON-WAIVER

  10.07 No condoning, excusing or overlooking by the Landlord or the Tenant of any default, breach or non-observance by the other party at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord or the Tenant herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord or the Tenant, save only an express waiver by the Landlord or the Tenant in writing.

RECOVERY OF ADJUSTMENTS

  10.08 The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder as the Landlord would have in the case of default in payment of Rent.

                 ARTICLE XI - SUBORDINATION AND ACKNOWLEDGEMENTS

MORTGAGES

  11.01 At the option of the Landlord or the applicable mortgagee, chargee or trustee (as the case may be), this Lease shall be subject and subordinate to any and all mortgages, charges and deeds of trust (and instruments supplemental thereto), which may now or at any time hereafter affect the Leased Premises in whole or in part, or the Lands, or the Building whether or not any such mortgage, charge or deed of trust affects only the Leased Premises or the Lands or the Building or affects other premises as well. The Tenant acknowledges and agrees that any such mortgagee, chargee or trustee may unilaterally postpone and subordinate its mortgage, charge or deed of trust to this Lease and any renewals, modifications, consolidations, replacements or extensions thereof to the intent that this Lease and all right, title and interest of the Tenant in the Leased Premises shall be prior to the rights of such mortagee, chargee or trustee as fully as if such Lease had been executed and registered before the registration of the mortgage, charge or deed of trust, as applicable. On request at any time and from time to time of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust, the Tenant shall promptly, at no cost to the Landlord or mortgagee, chargee or trustee, but provided that the holder of any such mortgage, charge or deed of trust agrees in writing with the Tenant not to disturb the Tenant's use and occupation of the Leased Premises so long as the Tenant is not in default under this Lease beyond applicable notice and cure periods:

         (a) attorn to such mortgagee, chargee or trustee and become its tenant of the Leased Premises or the tenant of the Leased Premises of any purchaser from such mortgagee, chargee or trustee in the event of an exercise of any permitted power of sale contained in any such mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained; and/or

         (b) postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Leased Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully as if such mortgage, charge or deed of trust had been executed and registered and the money thereby secured had been advanced before the execution of this Lease (and notwithstanding any authority or consent of such mortgagee, or trustee, express or implied, to the making of this Lease).

  Any such attornment or postponement and subordination shall extend to all renewals, modifications, consolidations, replacements and extension of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute any instruments of attornment or postponement and subordination which may be so requested to give effect to this Section. The Tenant shall, if required, also confirm to the Landlord's mortgagee: (i) that no prepayments of rent (except as provided in this Lease) and no material amendments of this Lease shall be binding on such mortgagee unless the mortgagee consents thereto; (ii) that the mortgagee shall not be liable for any default of the Landlord under this Lease arising prior to the mortgagee becoming a mortgagee in possession of the Leased Premises or succeeding to the Landlord's interest in this Lease; (iii) that the mortgagee shall be responsible for landlord obligations only so long as the mortgagee realizes on its security by entering into ownership, possession or control of the Leased Premises; and (iv) that the Tenant will deliver such mortgagee, simultaneously with delivery to the Landlord, a copy of any notice to the Landlord alleging default by the Landlord of its obligations under this Lease; provided however, in no event shall the Tenant be required to provide such confirmation more than two (2) times in any twelve (12) month period without charge to the Landlord.

CERTIFICATES

  11.02 The Tenant shall, within not more than ten (10) days' written request therefor, execute and return to the Landlord or its mortgagee as required by the Landlord from time to time and without cost to the Landlord or its mortgagee, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the modifications and that the Lease is in full force and effect as modified), the amount of the annual Basic Rent then being paid hereunder, the dates to which the same, by installment or otherwise, and other charges hereunder have been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice, and any other information reasonably required; provided however, in no event shall the Tenant be required to provide such confirmation more than two (2) times in any twelve (12) month period without charge to the Landlord.

                        ARTICLE XII - ACCESS BY LANDLORD

ENTRY BY LANDLORD

12.01    (INTENTIONALLY DELETED)


EXHIBITING LEASED PREMISES

  12.02 The Tenant shall permit the Landlord or its agents to exhibit the Leased Premises to prospective tenants during the last six (6) months of the Term thereof during normal business hours upon at least 24 hours advance notice. Notwithstanding the foregoing, in the event the Tenant does not exercise any option that is available to it to renew or extend the Term, the Landlord may (during business hours after at least twenty-four (24) hours notice) exhibit the Leased Premises at any time after the earlier of the date the Tenant notifies the Landlord that it will not be exercising such option or, in the absence of such notice, the last day on which the Tenant may exercise such option.

                          ARTICLE XIII - MISCELLANEOUS

NOTICE

  13.01  (a)      Any notice,  request,  statement or other writing  pursuant to this Lease shall be deemed to have been given if mailed by registered prepaid post or by facsimile transmission as follows:


                  In the case of the Landlord, to:

                  ORLANDO CORPORATION
                  6205 Airport Road
                  5th Floor
                  Mississauga, Ontario
                  L4V lE3

                  Attention:     President

                  Facsimile #:  (905)  677-2824


                  In the case of the Tenant, to:

                  THE CHILDREN'S PLACE (CANADA), L.P.
                  c/o The Children's Place Retail Stores, Inc.
                  915 Secaucus Road
                  Secaucus, NJ 07094

                  Attention:        Vice President of Real Estate

                  Facsimile #:      (201) 558-2832


                  With a copy to:

                  THE CHILDREN'S PLACE (CANADA), L.P.
                  c/o The Children's Place Retail Stores, Inc.
                  915 Secaucus Road
                  Secaucus, NJ 07094

                  Attention:        General Counsel's office

                  Facsimile #:      (201) 558-2840


                  and such notice shall be deemed to have been received by the Landlord or the Tenant (as applicable) on the third business day after the date on which it shall have been so mailed (provided that in the event that there is an interruption of postal service, the aforesaid period shall be extended for a period equivalent to the period of such interruption) or on the day of facsimile transmission if made before 5:00 p.m. Eastern Time on a business day, otherwise on the business day next following, as evidenced by a written confirmation of such facsimile transmission.

         (b) Notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant to him personally or to an executive officer of the Tenant located at the address provided for notice herein if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada or the U.S.A. to which notices mailed more than ten (10) days thereafter shall be addressed.


REGISTRATION

  13.02 The Tenant covenants and agrees with the Landlord that the Tenant will not register or record this Lease or any part thereof against the title to the Lands or any part thereof except by way of notice which shall be subject to the prior written approval of the Landlord not to be unreasonably withheld or delayed and which shall only describe the parties, the Leased Premises, and the Term and any options to renew or extend (as applicable). The Tenant covenants to execute and return to the Landlord such notice, prepared by the Landlord in registrable form setting out the aforesaid details, within ten (10) days' written request therefor. The Landlord, on its own behalf, may also register notice of this Lease, or a short form thereof, against title to the Lands and the Tenant hereby appoints the Landlord as its agent for the purpose of preparing and submitting any Land Transfer Tax affidavit required in connection with such registration.

PLANNING ACT

  13.03 Where applicable, this Lease shall be subject to the condition that it is effective only if the Planning Act (Ontario) is complied with. Pending such compliance, the Term and any renewal periods shall be deemed to be for a total period of one (1) day less than the maximum lease term permitted by law without such compliance.

OBLIGATIONS AS COVENANTS

  13.04 Each obligation or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

SEVERABILITY

  13.05 Any provision of this Lease that is determined to be illegal or unenforceable at law shall be considered separate and severable from the remaining provisions which shall remain in force and be binding upon the Landlord and the Tenant.

OVERHOLDING

  13.06 If the Tenant shall continue to occupy all or part of the Leased Premises after the expiration of the Term with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at one hundred and twenty-five percent (125%) of the monthly Basic Rent payable during the last year of this Lease and otherwise on the terms and conditions herein set out except as to length of tenancy.

UNAVOIDABLE DELAYS

  13.07 Whenever and to the extent the Landlord is unable to fulfill or shall be delayed or restricted in the fulfillment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not, the Landlord shall be relieved from the fulfillment of such obligation for so long as such cause continues and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the Rent or other monies payable under this Lease by reason of any such failure or cause.

EVIDENCE OF PAYMENTS

  13.08 The Tenant shall produce to the Landlord upon request, satisfactory evidence of due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

LIEN

  13.09     (INTENTIONALLY DELETED)

TIME OF ESSENCE

  13.10 Time shall be of the essence of this Lease and every part thereof.


LAW

  13.11 This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.


CAPTIONS/HEADINGS

  13.12 The captions appearing in the margin of this Lease and in the headings to the Articles of this Lease have been inserted as a matter of convenience of reference only and do not in any way whatsoever define, limit or enlarge the scope or meaning of this Lease or any part thereof.

JOINT AND SEVERAL LIABILITY

  13.13 If the Tenant shall be comprised of more than one (1) party, the liability of each such party under this Lease shall be joint and several.

TENANT PARTNERSHIP

  13.14 If the Tenant shall be a partnership, each person who shall be a member of such partnership or successor thereof shall be and continue to be jointly and severally liable for the performance and observance of all covenants, obligations and agreements of the Tenant under this Lease even if such person ceases to be a member of such partnership or successor thereof.

ENVIRONMENTAL ASSESSMENTS

  13.15 The Landlord or its agent shall have the right to enter upon the Leased Premises and conduct environmental assessment audits from time to time during the Term or any renewal thereof.

ENVIRONMENTAL MATTERS

  13.16 The Landlord agrees that the Leased Premises, not taking into account the Tenant's use, shall be in compliance with all Applicable Laws as at the date they are delivered to the Tenant. The Landlord also warrants that to the best of its knowledge there has been no extra hazardous use of the Leased Premises, nor installation of any asbestos. The Landlord covenants and agrees, at its own expense, to be responsible for and to complete the removal, remediation or clean-up, in accordance with all Applicable Laws of: (i) any and all Hazardous Substances existing at or prior to the Early Access Period, or that migrate onto the Leased Premises (including both surface and subsurface migration) from adjoining lands, that in either case exceed the Ministry of Environment guidelines as set out in the publication entitled Guideline for Remediation at Contaminated Sites in Ontario for industrial/commercial property where it is reasonably demonstrated that such contamination is injurious or detrimental to the health of the Tenant's employees or the Tenant's use or occupation of the Leased Premises; and (ii) any Hazardous Substances in or at the Leased Premises caused by the Landlord or the Landlord's Employees or contractors.

EASEMENTS

  13.17 The Tenant acknowledges that the Lands are subject to such rights-of-way and other easements as are designated, if any, in Schedule "A" hereto. The Tenant agrees to postpone this Lease, upon demand by the Landlord to:

         (a) such further easements in favour of adjoining lands for purposes of ingress and egress as may be requested by the Landlord from time to time; and

         (b) easements regarding utilities or sewers as may be required from time to time.

ENTIRE AGREEMENT

  13.18 The Tenant acknowledges that there have been no representations made by the Landlord which are not set out in the Lease. The Tenant further acknowledges that the Lease constitutes the entire agreement between the Landlord and Tenant and may not be modified except as herein explicitly provided or by subsequent agreement in writing duly signed by the Landlord and the Tenant.

EFFECT OF LEASE

13.19 This Indenture and everything herein contained shall extend to and bind and may be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be, of each of the parties hereto, subject to the granting of consent by the Landlord as provided herein to any assignment or sublease, and where there is more than one tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

                     IN WITNESS WHEREOF the parties hereto have duly executed this Lease.



LANDLORD:                    ORLANDO CORPORATION

                             Per: /s/  Doug Kilner
                                  -------------------------------------
                                  Authorized Signing Officer
                                  Name:     Doug Kilner
                                  Position:  President

                             Per:   /s/ William O'Rourke
                                  -------------------------------------
                                  Authorized Signing Officer
                                  Name:     William O'Rourke
                                  Position:  SVP, Finance

                             WE HAVE AUTHORITY TO BIND THE CORPORATION.

TENANT:                      THE CHILDREN'S PLACE (CANADA), LP
                             BY TCP INVESTMENT CANADA II CORP., GENERAL PARTNER

                             Per:   /s/  Mario Ciampi
                                  -------------------------------------
                                  Authorized Signing Officer
                                  Name:     Mario Ciampi
                                  Position:  SVP

                             Per:  /s/  Steven Balasiano
                                  -------------------------------------
                                  Authorized Signing Officer
                                  Name:     Steven Balasiano
                                  Position:  Vice President

                             I/WE HAVE AUTHORITY TO BIND THE CORPORATION

                                  SCHEDULE "A"

                              DESCRIPTION OF LANDS


P.I.N. 13214-0025 (LT)

PCL BLOCK 11-1, SEC 43M1023; PT BLK 11, PL 43M1023, PART 13, 18 TO 25, 43R20960;
S/T LT1028851, LT1558169, LT1558170 MISSISSAUGA

SUBJECT TO EASEMENTS TO CREATE A MUTUAL DRIVEWAY SERVICING THE LEASED PREMISES AND THE ADJACENT LANDS FOR BRITANNIA ROAD WEST.

                                 SCHEDULE "A-1"

                                    SITE PLAN

                                  SCHEDULE "B"

                                   DEFINITIONS

For the purposes of this Lease:

(a) "ADDITIONAL RENT" means all amounts payable by the Tenant under the provisions of this Lease, whether payable to the Landlord or otherwise, over and above Basic Rent.

(b) "APPLICABLE LAWS" means any statutes, laws, by-laws, regulations, ordinances, and requirements of governmental and other public authorities having jurisdiction over or in respect of the Leased Premises or Building, or any portion thereof, and all amendments thereto at any time and from time to time, and including but not limited to the Environmental Protection Act, R.S.O.1990, c.E.19, as amended, and the Canadian Environmental Protection Act, R.S.C. 1985.

(c) "BASIC RENT" means those amounts set out as Basic Rent in Section 2.02 of this Lease.


(d) "BUILDING" means the building erected on the Lands and municipally known as 6040 Cantay Road in the City of Mississauga, in the Regional Municipality of Peel.


(e) "CAPITAL TAX" means the amount imputed by the Landlord in respect of capital or place of business taxes, excises, rates, duties and assessments presently or hereafter levied, imposed, rated, charged or assessed from time to time upon the Landlord and/or the owners of the Leased Premises by any government or other applicable taxing authority, based upon, in whole or in part, a reference to or on account of the capital employed or invested by the Landlord and/or the owners of the Lands, the Building and improvements thereto, or on account of its or their ownership thereof. Capital Tax shall be calculated (i) as if the Leased Premises were the only property of the Landlord but without reference to exempted amounts, (ii) on the basis of the Landlord's determination of the amount of capital attributable thereto, and (iii) by multiplying the amount of capital by the applicable tax rate imposed without any discounts, adjustments or reductions.


(f) "HAZARDOUS SUBSTANCES" means, without limitation, any and all hazardous substances, hazardous waste, dangerous goods, toxic waste, toxic substance, contaminants, pollutants or related materials, including without limitation, heavy oil, pesticides, flammables, explosives, radioactive materials, asbestoses, urea formaldehyde foam insulation, radon gas, PCB, any products of waste, or any other contaminants, pollutants, substances or products declared to be hazardous or toxic under the Applicable Laws.

(g) "LANDLORD'S ARCHITECT" means a qualified architect, engineer or Ontario Land Surveyor from time to time chosen by the Landlord.

(h) "LANDS" means the parcel of land hatched on the Site Plan attached as Schedule "A-1", being part of the lands described in Schedule "A" hereto.

(i) "LEASE" means this Lease and any schedules annexed hereto and any amendments from time to time made to this Lease in accordance with the provisions herein set out.

(j)      "LEASED PREMISES" means the Lands and the Building.

(k) "LEASEHOLD IMPROVEMENTS" means all fixtures (save for trade fixtures), installations, additions, improvements and alterations made, erected or installed in or on the Leased Premises by or on behalf of the Tenant.

(l) "PROPORTIONATE SHARE" means that fraction having as its numerator the Rentable Area of the Building and having as its denominator the Rentable Area of all buildings in the Complex as defined in Section
         3.04 of this Lease.

(m)      "RENT" means Basic Rent and Additional Rent.

                                                         Page #2 of Schedule "B"


(n) "RENTABLE AREA OF THE BUILDING" means the area of the Building measured in accordance with the SIOR standard of measurement for industrial buildings.

(o) "TAXES" means all taxes, rates, duties, levies and assessments whatsoever (imposed by any and all taxing authorities having jurisdiction) levied, charged or assessed upon the Lands and Building or upon any part or parts thereof and all improvements now or hereafter erected or placed on the Lands, or charged against the Landlord on account thereof, including but not limited to local improvement charges (but excluding profit and excess profit taxes and taxes assessed upon the income of the Landlord). In addition to the foregoing, Taxes shall include any and all taxes, charges, levies or assessments which may in the future be levied, charged or assessed in lieu thereof or in addition thereto. Taxes shall also include all costs and expenses incurred by the Landlord in obtaining or attempting to obtain a reduction or prevent an increase in the amount thereof and the cost of all consultants, solicitors and accountants retained by the Landlord with respect thereto. Taxes shall also include a management fee of up to five percent (5%) per annum of the foregoing amounts incurred for the Landlord's services in administering, determining and appealing the Taxes, as may be applicable.


(p) "TERM" means that period of time set out in Section 1.02 of this Lease (and any and all extensions or renewals thereof, as may be applicable).


(Q)      "TRANSFER" has the meaning ascribed thereto in paragraph (a) of Section
         6.01 of this Lease.

(R)      "TRANSFEREE"  has the  meaning  ascribed  thereto in  paragraph  (a) of
         Section 6.01 of this Lease.

(S) "YEAR" means each calendar year, the whole or part of which is included within the Term. (q)

                                  SCHEDULE "C"

                        EXTERIOR MAINTENANCE/REPAIR WORK

Building  Repairs - General         Minor  caulking,  clean-up and repairs of a general
nature.

Roof Repairs:                       Maintain and repair roof as required to keep the roof in a well-maintained condition.

Painting:                           Paint outside doors and frames, bollards, roof flashing and rooftop units as required.

Electrical Repairs:                 Maintain and repair outside lights, replace ballasts and lamps as required.

Paved Areas:                        Maintain and repair all asphalt and paved areas (including but not limited to pavement surface, curbs, sidewalks, catchbasins and concrete dolley pads).

Parking Lot Sweeping:               Sweep entire parking lot.

Parking Lot Striping:               Line paint parking areas.

Landscaping:                        Fertilizing,  weed  spraying,  lawn cutting,  till and edge all beds and tree pits, pruning all shrubs as  required,  spraying of insects on trees and shrubs.  Pruning and root feeding all trees and replacing dead plant material as required.

Lawn Sprinklers:                    Start-up and winterize irrigation system, replace sprinkler heads as required and maintain system.

Spring Clean-Up:                    General spring clean-up of debris accumulated over the winter months.

Window Cleaning:                    Clean exterior windows six (6) times per year

                                  SCHEDULE "D"

                                 LANDLORD'S WORK

The Landlord shall, at its own expense, provide the following work to the Leased Premises prior to the Commencement Date. Such work shall be completed in a good and workmanlike manner, subject to delays by causes beyond the Landlord's reasonable control.

The Leased Premises will comprise exterior materials of architectural precast panels to the office, with tinted thermopane, sealed float glass units in colored aluminum frames. The warehouse area will have insulated, prefinished metal panels.


Heights                                      Nominally  10'-0" to the suspended  acoustic ceiling in the office area and
                                             30'-0" to the underside of the structural steel in the warehouse.

Office Area Finishes                         Suspended  T-bar  ceiling with 2'-0" x 4'-0"  acoustic  tile,  lay-in.  All interior  partitions  to  be  10'-0"  high.  Steel  stud  and  drywall,  2"
                                             fiberglass  sound  attenuation  batts between metal studs in the partitions designated as insulated.  Doors to be 3'-0" x 7'-0" in hollow metal frames, including hardware. Landlord to provide glass vestibule at main entrance to the office area.  Male/female  washrooms are provided within this space for the  office  area  and a  separate  set  of  washrooms  for  the  warehouse employees,  in accordance with a mutually agreed upon  partitioning  layout and local codes.  Landlord to provide  electric,  wiring to the office area with voice and data outlets / connection points at locations  designated by the Tenant.  Flooring and millwork for the office and washrooms  area to be installed by Tenant.

Lunchroom                                    To accommodate  twenty-five  (25) employees,  complete with counters by the
                                             Tenant, provision for a refrigerator, microwave, hot/cold running water and electrical for vending equipment as mutually agreed.

HVAC                                         Supply  all labor,  equipment,  and  materials  that are  required  for the complete  installation  and  testing of the new  heating,  ventilating  and air-conditioning  systems to the office.  Heating and  air-conditioning  by means of a  constant  volume  system.  Supply  and  install  heating to the warehouse area by means of gas-fired unit heaters, suspended from joists.

Electrical                                   Main  electrical  service to be 600 amps,  347/600V,  3 phase,  4 wire. The following  general  illumination is provided:  Office - 65 FC by commercial fluorescent  fixtures,  Warehouse  - 30 FC by metal  halide  HID  lighting,
                                             400-watt fixtures, one fixture per 550 s.f. of warehouse area.

Concrete Floors                              The floor slab to the office area,  to be four-inch  (4") concrete with one layer of  reinforcing  mesh,  finished  and  cured.  The floor  slab to the warehouse  area to be  seven-inch  (7") concrete  reinforced  with 25 kg/m3 steel fibers  reinforcing.  Traprock floor hardener shall be applied at the rate of 60 lbs./100 sq. ft.  premixed.  No provision is made for pads, pits or bases.  Bay sizes to be 36'-0" X 45'-0".  Landlord  to  provide  Defined
                                             Traffic F min 40 floor  flatness  tolerance  to 22,680 s. f. of  contiguous warehouse space where designated by the Tenant.

Fire Protection                              Landlord  to supply and  install a standard  wet-type  sprinkler  system to light hazard requirements in the office.  Landlord to supply and install an
                                             E.S.F.R. sprinkler system in the warehouse.

Overhead                                     Doors  Supply and install  fourteen  (14) 8'-0" X 10'-0"  insulated  metal, manually  operated  overhead  doors at shipping and  receiving  area,  each complete with door seal,  rubber bumpers,  and 35,000 lb. manually operated dock leveler.  Supply and install one (1) 12'-0" X 10'-0"  insulated metal, electrically  operated  overhead doors with four (4) steel pipe  protection bollards.

Exterior                                     Landscaping  and  sodding  provided  for entire  site,  with  asphalt-paved driveways and parking areas.  Landlord to provide chain-link fenced-in area for truck/trailer parking adjacent to shipping/receiving area.

                                                         Page #2 of Schedule "D"

Items Not Included                           The following items have not been included:  Winter  construction  charges, other floor loadings or finishes, garbage protecting equipment,  furniture, signs, security or other alarm systems,  computer rooms, process electrical or mechanical,  task lighting,  additional lighting to suit racking layout, cooling to the production  area,  painting  structural steel or deck, truck restraints,  canopy  over truck  area,  pit for scale,  flammable/hazardous material  storage room,  process drains and  interceptors,  carousels,  and
                                             G.S.T.

                               INDEMNITY AGREEMENT

         THIS AGREEMENT is dated the 12th day of August, 2003


B E T W E E N:

                               ORLANDO CORPORATION
                       (hereinafter called the "LANDLORD")

                               OF THE FIRST PART;


                                     - and -

                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                     (hereinafter called the "INDEMNIFIER")

                               OF THE SECOND PART;


IN ORDER TO induce the Landlord to enter into the Lease dated the 12th day of August , 2003 between Orlando Corporation (as Landlord) and The Children's Place (Canada), LP (the "Tenant") by TCP Investment Canada II Corp., General Partner regarding the property municipally known as 6040 Cantay Road, in the City of Mississauga, Province of Ontario (the "Lease") and more particularly described therein, and other good and valuable consideration (the receipt and sufficiency of which consideration is hereby acknowledged) the Indemnifier hereby makes the following Indemnity and agreement (the "Indemnity") with and in favour of the
Landlord:

1. The Indemnifier shall at all times, perform and observe all covenants, provisoes, conditions and agreements on the part of the Tenant to be performed or observed under the Lease including but not limited to the payment of Rent and all other amounts from time to time payable under the Lease.

2. The Indemnifier shall indemnify the Landlord with respect to all loss to and damage that may be suffered by the Landlord in consequence of any default by the Tenant in the performance and/or observance of all of the Tenant's obligations and covenants under the Lease.

3. The Indemnifier's obligation pursuant to this Indemnity is that of a principal obligor and not a mere guarantor or surety and the Indemnifier shall be jointly and severally bound with the Tenant to the Landlord for the due performance of all of the Tenant's obligations under the Lease

4. If any default shall be made by the Tenant in the performance of any of its obligations under the Lease, the Landlord shall not be bound or required to proceed against the Tenant or any other obligated person or to have recourse to or exhaust any security from time to time held by it for the performance of such obligation or to pursue any other remedy whatsoever which may be available to it, before proceeding against the Indemnifier.

5. The obligations of the Indemnifier under this Indemnity shall in no way be released, discharged or reduced and the rights of the Landlord under this Indemnity shall in no way be prejudiced or impaired by any neglect, delay or forbearance of the Landlord in demanding, requiring or enforcing performance by the Tenant of any of its obligations under the Lease or by the Indemnifier of any of its obligations under this Indemnity or by granting any extensions of time for performance or by waiving any performance (except as to a particular performance which has been expressly waived in writing by the Landlord) or by permitting or consenting to any assignment or subletting referred to in the Lease or by the dissolution of the Tenant or any other event or occurrence which would have the effect in law of terminating the existence or obligations of the Tenant prior to the expiration of the term of the Lease (except by the voluntary acceptance by the Landlord of a surrender of the Lease) or by any agreements or other dealings between the Landlord and the Tenant having the effect of amending or altering the Lease or the obligations of the Tenant thereunder or by any want of notice by the Landlord to the Indemnifier of any default of the Tenant or by any other matter, thing, act or omission of the Landlord whatsoever.

6. Without limiting the generality of the foregoing, the liability of the Indemnifier under this Indemnity shall not be (and shall be deemed to not have been) waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or the repudiation, rejection, disaffirmance or disclaimer of the Lease in any proceeding including, without limitation, any proceeding under the Bankruptcy and Insolvency Act (Canada) and shall continue with respect to the periods prior thereto, thereunder and thereafter, for and with respect to the Term as if the Lease had not been disaffirmed or disclaimed.

7. The obligations of the Indemnifier pursuant to this Indemnity shall extend to the Term of the Lease and to any overholding by the Tenant thereafter and to any renewal or extension of the Term of the Lease which results from the exercise by the Tenant of any right or option contained in the Lease.

8. The Indemnifier shall only be released by payment in full of all monies that the Landlord would have received pursuant to the Lease, if the Lease had continued throughout the Term thereof unless the Lease shall have been terminated by the Landlord for any reason other than an Event of Default occurring under the Lease or the Landlord shall have voluntarily accepted a surrender of the Lease. Notwithstanding the foregoing, the Landlord agrees that following receipt of a written request accompanied by the Tenant's current audited financial statements, it will fully release the Indemnifier from its obligations hereunder should the Landlord be satisfied on the basis of such financial statements (and such other financial information and records as the Landlord may reasonably require) that the tangible net worth of The Children's Place (Canada), LP exceeds ($Cdn.) Twenty Million ($20,000,000.00) Dollars. For the purpose of determining whether such threshold has been met, tangible net worth shall be deemed to be the amount of the limited partnership's total assets in excess of the amount of its total liabilities, less its goodwill and other intangible assets; and any such release, in order to be effective, shall be in writing signed by the Landlord.


9. This Indemnity shall be governed by and construed in accordance with the laws of the Province of Ontario.

10. The Indemnifier shall submit to the jurisdiction of the governing laws of the Lease and any action or proceedings brought by the Landlord to enforce its rights pursuant to this Indemnity.

11. Any notice, request, demand or other writing pursuant to this Indemnity shall be sufficiently given if delivered by hand and left at the recipient's address, or transmitted by telecopier, addressed as follows:

         In the case of notice to the Landlord to:

         Orlando Corporation
         5th Floor
         6205 Airport Road
         Mississauga, Ontario
         L4V 1E3

         Attention:        President

         Facsimile No:     (905) 677-2824

         And in the case of notice to the Indemnifier to:

         The Children's Place Retail Stores, Inc.
         915 Secaucus Road
         Secaucus, NJ 07094

         Attention:        Vice President, Real Estate

         Facsimile No:     (201) 558-2832

         With a copy to the General Counsel

         Facsimile No:     (201) 558-2840

         Either the Landlord or the Indemnifier may from time to time by notice given in accordance with the provisions of this Section, change its address or other details pertaining to such address set out above, and from and after the date, such notice is deemed to have been received as hereinafter provided, the address or other details set out above pertaining to the party giving such notice shall be deemed amended in accordance with such notice.

         Any notice given as aforesaid and delivered by hand or facsimile shall be deemed to have been received on the date of delivery or transmission as the case may be.

12. The expressions "Event of Default", "Landlord", "Tenant", "Term" and "Rent" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

13. The Indemnifier hereby acknowledges receipt of an executed copy of the Lease and this Indemnity.

14. Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the respective heirs, executors, administrators, successors and assigns and permitted assigns, respectively, of the Landlord and the Tenant, as the case may be, named in the Lease. Any assignment by the Landlord of any of its interest in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.


                  IN WITNESS WHEREOF the Landlord and the Indemnifier have signed this Indemnity.



LANDLORD:                       ORLANDO CORPORATION


                                Per:    /s/  Doug Kilner
                                    -------------------------------
                                Name:  Doug Kilner
                                Title:    President

                                Per:    /s/  William O'Rourke

                                Name: William O'Rourke
                                Title:   SVP, Finance

                                We have the Authority to Bind the Corporation


INDEMNIFIER:                    THE CHILDREN'S PLACE RETAIL STORES, INC.


                                Per:    /s/  Mark Rose
                                    -------------------------------
                                Name:  Mark Rose
                                Title:    Vice President

                                Per:    /s/  Susan Schiller
                                    ----------------------------------------
                                Name:  Susan Schiller
                                Title:    Vice President

                                I/We have the Authority to Bind the Corporation

                               SURRENDER OF LEASE

         THIS AGREEMENT dated of the 12th day of August, 2003


B E T W E E N:

                            ORLANDO CORPORATION, AND
                              ORION PROPERTIES LTD.
                       (hereinafter called the "Landlord")

                                OF THE FIRST PART

                                     - and -

                        THE CHILDREN'S PLACE (CANADA), LP
               BY TCP INVESTMENT CANADA II CORP., GENERAL PARTNER
                              (hereinafter called the "Tenant")

                               OF THE SECOND PART


         WHEREAS:

         (a) By a lease dated the 21st day of August, 2000 between the Landlord and HMV Canada Inc. (herein "HMV"), as tenant (the "Lease"), the Landlord did demise and lease unto HMV, for a term of five (5) years commencing on the 1st day of October, 2000 and ending on the 30th day of September, 2005 (the "Term"), the premises municipally known as 6291 Ordan Drive and being more particularly described in the Lease (the "Leased Premises");

         (b)      Pursuant   to  an   assignment   dated  April  10,  2002  (the
                  "Assignment"), HMV assigned the Lease to the Tenant effective the 15th day of May, 2002;

         (c) By a consent to assignment dated the 5th day of April, 2002, the Landlord gave its consent to the Assignment; and

         (c) The Tenant and Landlord have entered into a lease dated as of August 12, 2003 (the "New Lease") in respect of the premises municipally known as 6040 Cantay Road, Mississauga and the Tenant has agreed to surrender the Lease and vacate the Leased Premises as of the day before the commencement date of the New Lease (the "Surrender Date").

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the covenants herein contained and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged), the parties hereto hereby agree as follows:

1. The Tenant hereby assigns, surrenders and yields up unto the Landlord, its successors and assigns, the Lease and the Leased Premises and the unexpired residue of the Term subsequent to the Surrender Date to the intent that the Term subsequent to the Surrender Date and all estate and right of the Tenant in the Leased Premises subsequent to the Surrender Date shall be merged and extinguished in the reversion expectant thereon, and covenants with the Landlord that it has the right, full power and absolute authority to assign, surrender and yield up the Lease and the Leased Premises.

3. The Tenant releases the Landlord from any and all liability arising under or by virtue of the Lease other than liability which the Lease expressly provides will continue after any termination of the Lease.

4. Provided that: (a) the Tenant has paid to the Landlord the Rent and all other amounts owing and/or are payable by the Tenant under the Lease up to and including the Surrender Date; (b) the Tenant has performed, complied with and satisfied all of the Tenant's covenants, obligations and liabilities under and/or in respect of the Lease up to and including the Surrender Date; and (c) the Tenant surrenders to the Landlord vacant possession of the Leased Premises in accordance with the provisions of the Lease by no later than the Surrender Date, then the Landlord releases the Tenant from liability arising or accruing under the Lease subsequent to the Surrender Date provided that the Tenant shall not be released with respect to any environmental contamination of the Leased Premises that may accrue or arise prior to the Surrender Date or any liability of the Tenant which the Lease expressly provides will continue after any termination of the Lease.

5. The within surrender and the Tenant's within release shall be effective as of the Surrender Date.

6. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement


LANDLORD:                            ORLANDO CORPORATION

                                     Per:    /s/  Doug Kilner
                                         ---------------------------------------
                                            Authorized signing officer
                                     Name:  Doug Kilner
                                     Title: President


                                     Per:   /s/  William O'Rourke
                                         ---------------------------------------
                                            Authorized signing officer
                                     Name:  William O'Rourke
                                     Title: SVP, Finance

                                     We Have Authority to Bind The Corporation


LANDLORD:                            ORION PROPERTIES LTD., (BY ITS AUTHORIZED
                                     PROPERTY MANAGER ORLANDO CORPORATION

                                     Per:    /s/  Doug Kilner
                                         ---------------------------------------
                                            Authorized signing officer
                                     Name:  Doug Kilner
                                     Title: Authorized Signing Officer


                                     Per:   /s/  William O'Rourke
                                         ---------------------------------------
                                            Authorized signing officer
                                     Name:  William O'Rourke
                                     Title: Authorized Signing Officer

                                     We Have Authority to Bind The Corporation


TENANT:                              THE CHILDREN'S PLACE (CANADA), LP

                                     BY TCP INVESTMENT CANADA II CORP.,
                                        GENERAL PARTNER


                                     Per:   /s/  Mark Rose
                                         ---------------------------------------
                                            Authorized signing officer
                                     Name:  Mark Rose
                                     Title: Vice President


                                     Per:   /s/  Susan Schiller
                                         ---------------------------------------
                                            Authorized signing officer
                                     Name:  Susan Schiller
                                     Title: Vice President

                                     I/We Have Authority to Bind The Corporation